STOCK PURCHASE AGREEMENT

September 14, 2006

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of September 14, 2006, by and among TRIBEWORKS, INC., a Delaware corporation ("Seller"), and 541368 LLC, a California limited liability company ("Purchaser").

W I T N E S S E T H

WHEREAS, Seller presently owns 1,000 shares (the "Shares") of common stock, par value $0.01 per share ("TDC Stock"), of TRIBEWORKS DEVELOPMENT CORPORATION, a California corporation ("TDC"), which consists of all of the issued and outstanding capital stock of TDC; and

WHEREAS, TDC and Seller previously entered into that certain Asset and Liability Assignment and Indemnification Agreement, dated as of March 29, 2005, a copy of which is attached hereto as Exhibit A (the "Assignment Agreement");

WHEREAS, Seller desires to sell and transfer to Purchaser, and Purchaser desires to purchase and receive from Seller, the Shares, for the consideration and upon the terms and subject to the conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, it is agreed as follows:

ARTICLE 1.

PURCHASE AND SALE OF THE SHARES

1.1. Purchase and Sale of the Shares. In consideration of the payment by Purchaser to Seller of $100.00 in cash (the "Purchase Price") to be paid at the Closing (as defined below), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Shares.

1.2. iShell Agreement. Purchaser acknowledges that, pursuant to that certain Asset Purchase and License Agreement, dated as of May 24, 2006, a copy of which is attached hereto as Exhibit B (the "iShell Agreement"), by and among TribalMedia L.L.C. ("TribalMedia"), TDC and Seller, TribalMedia has, for cash consideration of $12,000 (of which $10,000 was received and retained by Seller and the remaining $2,000 was used for cleanup and asset removal expenses related to the affairs of TDC), purchased from Seller and TDC the software and assets

described in the iShell Agreement (collectively, the "iShell Assets"). Purchaser further acknowledges and agrees that (a) none of the iShell Assets will be owned by TDC as of Closing; (b) Purchaser shall have no rights or claims of any kind with respect to any of the iShell Assets, either before or after the Closing, except to the extent of the license granted by TribalMedia to TDC with respect to certain of the iShell Assets pursuant to the iShell Agreement; and (c) Purchaser will not take any action, or fail to take any action, that would result in the breach or termination of the iShell Agreement by TDC.

ARTICLE 2.

CLOSING

2.1. Closing. The closing of the purchase and sale of the Shares (the "Closing") shall be held via overnight courier or in person, as agreed by the parties, and shall be effective as of the date hereof (the "Closing Date").

2.2. Delivery by Seller. At the Closing, Seller has caused to be delivered to Purchaser the following documents and instruments, all of which are dated on or effective as of the Closing Date:

2.2.1. a certificate or certificates representing and evidencing the Shares duly endorsed in blank by an officer of Seller;

2.2.2. an executed copy of the Mutual Release, substantially in the form attached hereto as Exhibit C;

2.2.3. written resignations of all officers and directors of TDC;

2.2.4. a certified resolution of the board of directors of Seller authorizing the execution of this Agreement and the consummation of the transactions contemplated hereby;

2.2.5. the password for TDC's website domain name; provided, however, that Purchaser agrees to maintain on TDC's website homepage until January 1, 2007 a prominently displayed hyperlink to Seller's website which shall read "If you are looking for the website for Tribeworks, Inc., please click here";

2.2.6. the minute book of TDC containing: (i) TDC's Articles of Incorporation, (ii) TDC's Bylaws, (iii) all corporate minutes and resolutions of TDC, and (iv) TDC's corporate seal; and

2.2.7. the financial records of TDC; provided, however, that Purchaser acknowledges and agrees that Seller may keep copies of all financial records of TDC for the purposes of conducting audits thereon in connection with Seller's periodic filings with the Securities and Exchange Commission.

2.3. Delivery by Purchasers. At the Closing, Purchaser has caused to be delivered to Seller the following documents and instruments, all of which are dated on or effective as of the Closing Date:

2.3.1. the Purchase Price;

2.3.2. an executed copy of the Mutual Release, substantially in the form attached hereto as Exhibit C; and

2.3.3. a certified resolution of the managers of Purchaser authorizing the execution of this Agreement and the consummation of the transactions contemplated hereby.

2.4. Closing Costs. After the Closing, Purchaser shall pay all documentary transfer taxes or fees, if any, associated with the purchase and sale of the Shares. All other closing costs shall be allocated equally between Seller and Purchaser; provided, however, that each party shall be responsible for the payment of the fees and expenses of their respective legal counsel involved in this transaction.

ARTICLE 3.

SELLER'S REPRESENTATIONS AND WARRANTIES

Seller makes the following representations and warranties to Purchaser, which representations and warranties are true and correct as of the Closing Date:

3.1. Authority. The execution of this Agreement by Seller and the performance of the transactions contemplated hereby have been duly authorized by the board of directors of Seller.

3.2. Capital Stock of TDC. The authorized capital stock of TDC consists of 1,000 shares of TDC Stock, of which 1,000 shares are currently issued and outstanding. All of the outstanding shares of TDC Stock are validly issued, fully paid and nonassessable. There are no outstanding options, warrants, calls, commitments or subscriptions relating to TDC's authorized and unissued capital stock.

3.3. Ownership of Shares. Seller is the owner of all of the outstanding shares of TDC Stock.

3.4. Bank Account. The bank account of TDC being turned over to Purchaser at the Closing has a cash balance of at least $3,500, prior to the payment of the Net Support Payment contemplated by Section 5.3.

3.5. Full Disclosure. No representation or warranty of Seller contained in this Agreement, and nothing set forth herein or in the exhibits attached hereto, or in any document furnished or to be furnished to Purchaser at the Closing, or in any other information or materials delivered by Seller or TDC to Purchaser (when read together), contains any untrue statement of a

material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

ARTICLE 4.

PURCHASER'S REPRESENTATIONS AND WARRANTIES

Purchaser makes the following representations and warranties to Seller, which representations and warranties shall survive the execution and delivery of this Agreement and are true and correct as of the Closing Date:

4.1. Status. Purchaser is a corporation with full power (corporate or otherwise) and authority to enter into this Agreement and execute all documents required hereunder.

4.2. Authority. The execution of this Agreement by Purchaser and the performance of the transactions contemplated hereby have been duly authorized by the board of directors of Purchaser. This Agreement constitutes a valid and binding obligation of Purchaser enforceable in accordance with its terms.

4.3. Review of TDC Operations. Purchaser has reviewed the financial statements of TDC attached hereto as Exhibit D, which set out the financial status of TDC as of the dates indicated thereon, as well as other books, records and contracts relating to TDC. Purchaser has conducted all due diligence it deems necessary concerning TDC and its operations and acknowledges that Seller makes and has made no representations or warranties concerning the operations or future financial performance of TDC other than as expressly set forth in this Agreement.

4.4. Acknowledgement. Purchaser acknowledges that certain members of its management currently serve as the management of TDC and formerly served as the management of Seller, and that as a result Purchaser, through its management, has a full and complete understanding of the assets, liabilities and business of TDC and that Purchaser seeks no warranties, representations or indemnities whatsoever from Seller except as expressly set forth herein. Purchaser further represents and warrants that neither it nor any of its directors, officers or other management personnel is aware of any undisclosed claims, actions, suits, proceedings or investigations pending or threatened against or affecting Seller, at law or in equity, or before or by any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

4.5. Unregistered Securities. Purchaser acknowledges that the Shares being purchased pursuant to this Agreement are being sold in a transaction that has not been registered under the Securities Act of 1933, as amended. Purchaser accepts the Shares on an "as is" basis waiving the benefit of any securities laws that may be applicable to this transfer.

4.6. Full Disclosure. No representation or warranty of Purchaser contained in this Agreement, and nothing set forth herein or in the exhibits attached hereto, or in any document furnished or to be furnished to Seller at the Closing, or in any other information or materials delivered by Purchaser to Seller (when read together), contains any untrue statement of a

material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

ARTICLE 5.

COVENANTS

5.1. Proceeds from Sales. In the event that, after the Closing, TDC from time to time sells any of its assets to any third party, then Purchaser shall cause TDC to apply all of the proceeds from each such sale to any outstanding amounts due with respect to any Assigned Assets and Liabilities (as defined in the Assignment Agreement) until such time as all such amounts have been paid in full. Furthermore, in the event that, after the Closing, Purchaser from time to time sells any portion of its equity interest in TDC to any third party, Purchaser shall cause all of the proceeds from each such sale to be applied to any outstanding amounts due with respect to any Assigned Assets and Liabilities (as defined in the Assignment Agreement) until such time as all such amounts have been paid in full.

5.2. Unassignable Liabilities. Set forth in Schedule C to the Assignment Agreement is one creditor, Richardson & Patel, who has been deemed to be unassignable to TDC. Seller agrees to pay or settle with Richardson & Patel an amount of up to $15,000 with no further recourse to TDC. Each of TDC and Purchaser agrees not to take any further action with respect to Richardson & Patel other than to promptly forward to Seller any correspondence of any kind whatsoever received from Richardson & Patel, and if requested by Seller to assist in obtaining a settlement of all outstanding amounts owing to Richardson & Patel for an aggregate amount of no more than $15,000. In the event that Seller, TDC or Purchaser (when requested, which Seller will do if it cannot settle with Richardson & Patel for no more than $15,000, and before Seller makes any claim for indemnity) are unable to settle the Richardson & Patel debt for no more than $15,000, Seller shall have the right to seek indemnity under the indemnification provisions contained in the Assignment Agreement for any amount paid by Seller in excess of $15,000.

5.3. Net Support Payment.

5.3.1. In full satisfaction of its obligations under that certain Support Agreement dated as of August 1, 2005 between Seller and TDC (the "Support Agreement"), which Support Agreement is hereby terminated in all respects, Seller has made a cash payment to TDC at the Closing in the amount of $44,500 (the "Net Support Payment").

5.3.2. Purchaser will cause TDC to hold the Net Support Payment in reserve against satisfaction of any outstanding accounts payable of TDC as of the Closing Date; provided, however, that upon the full satisfaction by TDC of all accounts payable of TDC as of the Closing Date, Purchaser may cause any remaining funds comprising the Net Support Payment to be disposed of in its sole discretion.

5.4. Withdrawal of Davidorf Litigation. Upon the payment by Seller of the Net Support Payment at the Closing, Duncan Kennedy and Robert Davidorf, equity owners of Purchaser and former directors and officers of Seller and TDC, shall release any and all claims either of them may have against Seller, including without limitation any claims Mr. Davidorf may have against Seller for payment of accrued compensation arising from Mr. Davidorf's previous employment with Seller or TDC or for payment of any expenses allegedly owed to Mr. Davidorf by Seller or TDC, and Mr. Davidorf shall voluntarily withdraw any litigation filed by him in connection with any such claims. Furthermore, Mr. Davidorf shall not take any action to adjudicate or otherwise pursue any claim against Seller during the period between the date of this Agreement and the Closing Date. Purchaser agrees that any failure by Mr. Kennedy or Mr. Davidorf to comply with the requirements of this Section 5.4 will result in a material breach of this Agreement, for which Purchaser will be liable to indemnify Seller pursuant to Section 6.2 in the full amount of any and all amounts claimed by Mr. Kennedy or Mr. Davidorf, plus any and all reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred by Seller in connection therewith, and any such amounts will not be counted towards the limitation on indemnification set forth in Section 6.2.

5.5. Accounts Payable. As of and after the Closing Date, all outstanding accounts payable of TDC shall be the responsibility of Purchaser, and Purchaser shall cause TDC to pay such accounts payable of TDC when due on or after the Closing Date in the ordinary course of business, consistent with past practices of TDC immediately prior to the Closing Date.

5.6. Financial Records. For a period of at least two years following the Closing Date, Purchaser will maintain all financial records of TDC for periods including or prior to the Closing Date, and will not destroy any such financial records. Upon written request from Seller, Purchaser will provide Seller with reasonable access to such financial records to the extent necessary to enable Seller to conduct audits thereon in connection with Seller's periodic filings with the Securities and Exchange Commission.

ARTICLE 6.

INDEMNIFICATION

6.1. Indemnification of Purchasers. Notwithstanding any investigation by Purchaser or its representatives, Seller shall indemnify and hold Purchaser harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses, including all court costs, litigation expenses and reasonable attorneys' fees (collectively, "Losses"), that Purchaser may suffer or incur as a result of or relating to:

6.1.1. the breach of any representation or warranty made by Seller in this Agreement or pursuant hereto;

6.1.2. the breach of any covenant or agreement made by Seller in this Agreement or pursuant hereto; or

6.1.3. any claim for brokers' or finders' fees or agents' commissions arising from or through Seller or TDC in connection with the negotiation or consummation of the transactions contemplated by this Agreement;

provided, however, that except with respect to any fraud or intentional misconduct by Seller in connection with this Agreement, the documents executed in connection herewith or the transactions contemplated hereby, for which no such limitation will apply, Purchaser will not be entitled to indemnification under this Section 6.1 unless the aggregate amount of all Losses for which indemnification is sought by Purchaser exceeds $100,000, in which case Purchaser will be entitled to indemnification for the amount of such Losses in excess of such amount, and the maximum aggregate liability for which Purchaser will be entitled to indemnification under this Section 6.1 is $500,000; further provided, that Purchaser will not be entitled to indemnification for any Losses for which Seller is entitled to indemnification under Section 6.2.

6.2. Indemnification of Seller. Purchaser shall indemnify and hold Seller and its directors, officers, employees and agents (collectively, the "Seller Parties") harmless from any and all Losses that any Seller Party may suffer or incur as a result of or relating to:

6.2.1. any amounts due at any time with respect to any Assigned Assets and Liabilities (as defined in the Assignment Agreement);

6.2.2. the breach of any representation or warranty made by Purchaser in this Agreement or pursuant hereto;

6.2.3. the breach of any covenant or agreement made by Purchaser in this Agreement or pursuant hereto; or

6.2.4. any claim for brokers' or finders' fees or agents' commissions arising from or through Purchaser or any of its affiliates in connection with the negotiation or consummation of the transactions contemplated by this Agreement;

provided, however, that except with respect to (a) any fraud or intentional misconduct by Purchaser or any of its affiliates in connection with this Agreement, the documents executed in connection herewith or the transactions contemplated hereby or (b) any breach by Purchaser of Section 5.4, notwithstanding the fact that such breach may be beyond Purchaser's control, for which no such limitation will apply, the Seller Parties will not be entitled to indemnification under this Section 6.2 unless the aggregate amount of all Losses for which indemnification is sought by the Seller Parties exceeds $100,000, in which case the applicable Seller Party will be entitled to indemnification for the amount of such Losses in excess of such amount, and the maximum aggregate liability for which the Seller Parties will be entitled to indemnification under this Section 6.2 is $500,000; further provided, that any liability for which the Seller Parties are entitled to indemnification as a result of a breach of Section 5.4 shall not apply towards the $500,000 limitation set forth in the preceding clause.

6.3. Survival. The representations and warranties of Seller and Purchaser made in or pursuant to this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby until the one-year anniversary of the Closing Date; provided, that: (a) if the violation of any representation or warranty would constitute

a violation of law, such representation or warranty will survive until 30 days after expiration of the statute of limitations applicable to such violation (including any extension of such statute of limitations agreed to by Seller); and (b) any representation or warranty the violation of which is made the basis of a claim for indemnification pursuant to Section 6.1 or 6.2 will survive until such claim is finally resolved if Purchaser notifies Seller, or if Seller notifies Purchaser, as applicable, of such claim in reasonable detail prior to the date on which such representation or warranty would otherwise expire hereunder. Without limiting the foregoing, no claim for indemnification pursuant to Section 6.1 or 6.2 based on the breach of a representation or warranty may be asserted after the date on which such representation or warranty expires hereunder. The covenants and agreements of Purchaser and of Seller made in or pursuant to this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby indefinitely.

6.4. Notice. Any party entitled to receive indemnification under this Article 6 (the "Indemnified Party") agrees to give prompt written notice to the party or parties required to provide such indemnification (the "Indemnifying Parties") upon the occurrence of any indemnifiable Loss or the assertion of any claim or the commencement of any action or proceeding in respect of which such a Loss may reasonably be expected to occur (each, a "Claim"), but the Indemnified Party's failure to give such notice will not affect the obligations of the Indemnifying Party under this Article 6 except to the extent that the Indemnifying Party is materially prejudiced thereby. Such written notice will include a reference to the event or events forming the basis of such Loss or Claim and the amount involved, unless such amount is uncertain or contingent, in which event the Indemnified Party will give a later written notice when the amount becomes fixed.

6.5. Defense of Claims.

6.5.1. The Indemnifying Party may elect to assume and control the defense of any Claim, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of expenses related thereto, if: (a) the Indemnifying Party acknowledges its obligation to indemnify the Indemnified Party for any Losses resulting from such Claim; (b) the Claim does not seek to impose any Liability on the Indemnified Party other than money damages; and (c) the Claim does not relate to the Indemnified Party's relationship with any customer, employee or contractor.

6.5.2. If the conditions of Section 6.5.1 are satisfied and the Indemnifying Party elects to assume and control the defense of a Claim, then: (a) the Indemnifying Party will not be liable for any settlement of such Claim effected by the Indemnified Party without the Indemnifying Party's consent, which consent will not be unreasonably withheld; (b) the Indemnifying Party may settle such Claim without the consent of the Indemnified Party; and (c) the Indemnified Party may employ separate counsel and participate in the defense thereof, but the Indemnified Party will be responsible for the fees and expenses of such counsel unless: (i) the Indemnifying Party has failed to adequately assume and actively conduct the defense of such Claim or to employ counsel with respect thereto; or (ii) in the reasonable opinion of the Indemnified Party, a conflict of

interest exists between the interests of the Indemnified Party and the Indemnifying Party that requires representation by separate counsel, in which case the fees and expenses of such separate counsel will be paid by the Indemnifying Party.

6.5.3. If the conditions of Section 6.5.1 are not satisfied, the Indemnified Party may assume the exclusive right to defend, compromise, or settle such Claim, but the Indemnifying Party will not be bound by any determination of a Claim so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

ARTICLE 7.

MISCELLANEOUS

7.1. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and (i) hand delivered, (ii) transmitted by facsimile, or (iii) sent by certified mail, return receipt requested, postage prepaid, addressed as shown below, or to such other address as the party concerned may substitute by written notice to the other. All notices hand delivered or transmitted by facsimile shall be deemed received on the date of delivery. All notices forwarded by mail shall be deemed received on a date three (3) days immediately following date of deposit in the U.S. Mail; provided, however, the return receipt indicating the date upon which all notices were received shall be prima facie evidence that such notices were received on the date on the return receipt.

If to Seller:

Tribeworks, Inc.
2001 152nd Avenue NE
Redmond, Washington 98052
Attn: Peter B. Jacobson, CEO
Facsimile: (425) 458-2361

With a copy (which shall not constitute notice) to:

Hughes & Luce, LLP
1717 Main Street, Suite 2800
Dallas, Texas 75201
Attn: I. Bobby Majumder, Partner
Facsimile: (214) 939-5849

If to Purchaser:

541368 LLC
912 Cole Street, # 298
San Francisco, California 94117
Attn: Robert Davidorf
Facsimile: (206) 350-4779

The addresses and addressees may be changed by giving notice of such change in the manner provided herein for giving notice. Unless and until such written notice is received, the

last address and addressee given shall be deemed to continue in effect. No notice to Seller shall be deemed given or received unless the entity noted "With a copy to" is simultaneously delivered notice in the same manner as any notice given to Seller.

7.2. Assignment. This Agreement shall not be assigned by either party without the prior written consent of the other party.

7.3. Public Announcements. Neither party shall make any public announcement or press release concerning this Agreement or the transactions contemplated hereby except as may be mutually agreed upon by the parties in writing; provided, however, that Seller shall be permitted to make any disclosure required pursuant to applicable securities laws.

7.4. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

7.5. Drafting. The language in all parts of this Agreement will be interpreted, in all cases, according to its fair meaning and not for or against any party hereto. Each party acknowledges that it and its legal counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of this Agreement.

7.6. Amendment and Waiver. This Agreement may not be amended except in a writing executed by all parties. Waiver of a term of this Agreement shall not affect any other term or subsequent performance of the waived term.

7.7. Relationship of the Parties. This Agreement shall not create any relationship between the parties except as expressly stated herein.

7.8. Prior Representations. No party is relying on any prior representation, agreement or action in executing this Agreement unless so stated herein.

7.9. Successors and Assigns. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

7.10. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the parties hereto, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

7.11. Arbitration. Any controversy arising out of, or relating to, this Agreement or a breach, shall be settled by binding arbitration administered by the American Arbitration Association in accordance with its rules. A judgment upon an award rendered by the arbitrator may be entered in any court having jurisdiction. The initiating party shall give written notice to the other party of its decision to arbitrate by providing a specific statement setting forth the

nature of the dispute, the amount involved, the remedy sought, and the hearing locale requested. The initiating party shall be responsible for all filing requirements and the payment of any fees according to the rules of the applicable regional office of the American Arbitration Association. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its costs and expenses including attorneys' fees, arbitrator's fees, and out-of-pocket expenses of any kind. The consideration of the parties to be bound by arbitration is not only the waiver of access to determination by a court and/or jury, but also the waiver of any rights to appeal the arbitration finding.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this instrument as of the date first written above.

SELLER:

TRIBEWORKS, INC.,
a Delaware corporation

By: /s/ **Peter B. Jacobson**
Name: Peter B. Jacobson
Title: Chief Executive Officer

PURCHASER:

541368 LLC,
a California limited liability company

By: /s/ **Robert Davidorf**
Name: **Robert Davidorf**
Title: **Member**

EXHIBIT A

Asset and Liability Assignment and Indemnification Agreement

This Asset and Liability Assignment and Indemnification Agreement ("Assignment and Indemnification Agreement"), effective this 29th day of March, 2005 is made by and between Tribeworks, Inc., a Delaware corporation (the "Assignor") and Tribeworks Development Corporation, a California corporation (the "Assignee").

General

As part of a planned reorganization, the Assignor wishes to assign, transfer and convey unto the Assignee the entirety of the assets and liabilities listed on the attached Schedules A, B, and C (the "Assigned Assets and Liabilities"), and the Assignee desires to acquire the entire right, title and interest in the Assigned Assets and Liabilities and to indemnify Assignor for any and all associated liabilities.

The assets and liabilities that are retained by Assignor are listed on Schedule D.

1. Definitions

For purposes of this Agreement, the following term will have the indicated definition:

"Assigned Assets and Liabilities." Each and every asset and liability listed, respectively, on the attached Schedules A, B, and C, which schedules may be updated from time to time with the express written consent of both parties. It is expected that the list of assets and liabilities shall be updated periodically to reflect ongoing activities. Upon the close of a sale, if any, of the Assignee, the parties shall complete a signed statement of updated Schedules A, B, and C as of the closing date.

2. Assignment

2.1 Assignor holds all right and title in the Assigned Assets and Liabilities and does hereby assign, transfer and convey to the Assignee and its successors and assigns the entire right, title and interest to and under the Assigned Assets and Liabilities, and Assignee accepts such assignment in its entirety.

2.2 The Assignee shall do everything reasonably within its power to transfer right, title and interest in the Assigned Assets and Liabilities into its name, including but not limited to securing acceptances of assignment, negotiating release and settlement agreements, and the making of filings.

2.3 Assignor shall promptly upon request of the Assignee, its heirs, successors and assigns execute and deliver without further compensation any necessary power of attorney, further documentation of assignment, application, whether original, continuation, divisional or reissue, or other papers that may be necessary or desirable to fully secure to the Assignee, its heirs, successors and assigns all right, title and interest in and to the Assigned Assets and Liabilities.

3. Delivery

The Assignor agrees to deliver all tangible manifestations, books, and records relating to the Assigned Assets and Liabilities to the Assignee as soon as is practical; however, Assignor shall have the

right to keep such books and records, or copies thereof, as may be necessary for its record-keeping purposes. The parties agree to provide ongoing

4. Representations and Warranties

4.1 The Assignor represents and warrants to the Assignee that:

Assignor has all right, title and interest in the Assigned Assets and Liabilities ; and

4.2 The Assignee represents and warrants to the Assignor that:

Assignee has all right, power and authority necessary to accept the assignment of the Assigned Assets and Liabilities from Assignor and to indemnify Assignor against associated liabilities.

5. Non – Assignable Assets and Liabilities

The Parties acknowledge that some of the assets and liabilities listed on Schedules A, B, and C may be unassignable and/or dormant and best left as is, and in such circumstances it is agreed that such assets and/or liabilities shall none-the-less be treated as though assigned between the Parties, with Assignee specifically and fully indemnifying Assignor against any associated liability, claims, and costs.

6. Indemnification

Assignee agrees to indemnify and defend Assignor against all claims, causes of action, damages, judgments, costs or expenses, including attorneys' fees and other litigation costs, which may in any way arise from the Assigned Assets and Liabilities, including those on Schedules A and B and also including any unassignable Assets or Liabilities, including the Unassignable Liabilities designated as indemnified on Schedule C.

7. Past Due Accounting Fees

The Assignee agrees to pay Assignor $14,957.40 in past due accounting fees owed to Tauber & Balser, according to a mutually agreeable schedule, and both Assignee and Assignor agree to book this obligation as an accounting entry on their respective general ledgers.

8. General Provisions

8.1 **Effect on Successors.** This Assignment and each of its provisions shall be binding on and shall inure to the benefit of the respective successors and assigns of the parties hereto.

8.2 **Waiver, Amendment, Modification.** No waiver, amendment or modification, including those by custom, usage of trade, or course of dealing, of any provision of this Agreement will be effective unless in writing and signed by the party against whom such waiver, amendment or modification is sought to be enforced. No waiver by any party of any default in performance by the other party under this Agreement or of any breach or series of breaches by the other party of any of the terms or conditions of this Agreement shall constitute a waiver of any subsequent default in performance under this Agreement or any subsequent breach of any terms or conditions of that Agreement. Performance of any obligation required of a party under this Agreement may be waived only by a written waiver signed by a duly authorized officer of the other party, that waiver shall be effective only with respect to the specific obligation described in that waiver.

8.3 **Severability.** If any provision of this Agreement is found invalid or unenforceable under judicial decree or decision, the remainder shall remain valid and enforceable according to its terms. Without limiting the previous, it is expressly understood and agreed that each and every provision of this Agreement that provides for a limitation of liability, disclaimer of warranties, or exclusion of damages is intended by the parties to be severable and independent of any other provision and to be enforced as such. Further, it is expressly understood and agreed that if any remedy under this Agreement is determined to have failed of its essential purpose, all other limitations of liability and exclusion of damages set forth herein shall remain in full force and effect.

8.4 **Governing Law.** This Agreement shall be governed by the laws of the State of California applicable to Agreements made and fully performed in State of California.

We have carefully reviewed this contract and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

Assignor	**Assignee**
______________________	______________________
Tribeworks, Inc.	Tribeworks Development Corporation
______________________	______________________
Name	Name
______________________	______________________
Title	Title

Schedule A - ASSIGNED ASSETS LISTING

IP Listing
- All iShell technology, including all research documents and marketing materials
- Source code for the following products: iShell, iShell Mobile, Kinoma Media Album, iVast Studio Author, SignBox Studio, Network Media Player
- Any trademarks, copyrights, and patents filed by either assignee or assignor. Including the name and mark Tribeworks (Registration number 2441965 and 2389481) and name iShell (Registration number 2726196).
- Project related source code, including, but not limited to the projects for the following customers: Pioneer Corporation, iVAST, Inc., Licross, Inc., Kinoma, Inc., Anderson Merchandisers, palmOne, Inc., PalmSource, Inc., SPL Integrators
- Tribeworks and related websites, including customer records and other database information

Documents and Records
- All corporate records of Assignee or Assignor, except as explicitly agreed to by separate agreement
- All email files and other computerized records of Assignee or Assignor, except as explicitly agreed to by separate agreement

Fixed Assets
All fixed assets, whether or not listed on the balance sheet, including but not limited computer equipment, non-computer electronic equipment, computer software, furniture, and office supplies

Key Contracts
- Pioneer SBox (now on Amendment 5 for Phase 2.7)
- Pioneer SBox License Agreement
- Pioneer NMP Development
- Pioneer NMP License
- palmOne Master Services Agreement
- Pocket Multimedia Services S.L.
- Kinoma License and Distribution
- Kinoma/eNature Letter of Agreement
- NCR Corporation
- PalmGear.com Reseller

Consulting Agreements
All agreements whether active or inactive, with the following individuals or entities will be assigned to Assignee:

CrossWire
Sarah Clark
Adrian Johnson
Marketing Communications LLC (McGowan)
Go Endo
Resonance
Keepsake SPRL
Eric Blanpied
Gilbert Amar
Moonbase
Stefan Fuerst
Synnet Incorporated

Martin Maurais
Neil Appel
Will Ashford
Ray Bouliane
Todd Burggraf
Steve Farmer
Peter Gum
Don Maggi
Tom Mareema
Jim Nixon
Twangle
Marcel Siegle
Sky4Studios

Schedule B - ASSIGNED LIABILITIES LISTING

The following will be assigned by Assignor to Assignee, if not otherwise settled prior to spin-off, paid prior to spin-off, or written-off prior to spin-off:

Due to Shareholders: $6,232 (updated as of 2/15/2005)
Accrued Liabilities: $712 (updated as of 12/31/2004)
Deferred Revenue: $75,474 (updated as of 12/31/2004)
Accrued Payroll (Affiliates):$87,098 (updated as of 12/31/2004)
Robert Davidorf
Duncan Kennedy
Accrued Payroll: $12,201 (updated as of 2/15/2005)
Karin Aberg
Accounts Payable: $163,022 (updated as of 2/15/2004)
3CUBE, INC.
Artful Interactive Software
BLAKELY SOKOLOFF TAYLOR ZAFMAN
Bowne of Los Angeles, Inc.
C T CORPORATION SYSTEM
CARDMEMBER SERVICE
CITIBANK USA
COVAD COMMUNICATIONS
CREATIVE DATA PRODUCTS
CROSSWIRE
DEPOSITORY TRUST COMPANY
DREAM CATCHER INTERACTIVE INC
DUNCAN KENNEDY (expense reports)
GEORGE BROWN COLLEGE
I 3 M
ICE SYSTEMS, INC.
IN:SITE DESIGN BUILD ASSOC.
KINOMA
KMB SOLUTIONS
MATT VEENSTRA (expense reports)
METROMEDIA FIBER NETWORK, INC.
MODERN MEDIA TECHNOLOGIES S.A.
MOONBASE ENTERPRISES
NOBS COURIERS, INC.
OFFICE RENTAL INC.
ORRICK, HERRINGTON & SUTCLIFFE
PEARLSON DEVELOPMENT
PITNEY BOWES INC.
RESONANCE SOFTWARE SPRL
ROBERT DAVIDORF (expense reports)
ROBERT N. LEVINE CPA
SECRETARY OF STATE
STEFAN FUERST
Taro Tanaka
TIM HUNTER
TONER CARTRIDGE & SERVICE
U. S. BANK
ZOOMIFY

Schedule C - UNASSIGNABLE LIABILITIES LISTING - INDEMNIFIED BY ASSIGNEE

Accounts Payable: $42,920 (updated as of 2/15/2004)
POLLET, RICHARDSON & PATEL (Corporate Attorneys)
TAUBER & BALSER (past due amounts only)

Schedule D - ASSETS AND LIABILITIES RETAINED BY ASSIGNOR

Assets

- Money contained in Tribeworks, Inc. Silicon Valley Bank checking account
- Such books and records, or copies thereof, as may be necessary for its record-keeping purposes

Liabilities

Accrued Payroll: $34,437 (updated as of 2/15/2004)
Glenn Pogue
Accounts Payable: $17.664 (updated as of 2/15/2004)
G. F. CONSULTING CORPORATION (Gary Freeman)
GARY FREEMAN
IMPERIAL PREMIUM FINANCE, INC (D&O Insurance)
PREMIUM FINANCING SPECIALIST (D&O Insurance)
REGISTRAR AND TRANSFER CO.
Note Payable: $83,701 (updated as of 9/30/2004)
LICROSS INC.

<u>EXHIBIT B</u>

iShell Agreement

[See Attached]

Asset Purchase and License Agreement

This Asset Purchase and License Agreement (this "Agreement") is made and entered into as of May 24, 2006 by and among TribalMedia, L.L.C., a California limited liability corporation ("TribalMedia"), Tribeworks Development Corporation, a California corporation ("TDC"), and Tribeworks Inc. a Delaware corporation ("Tribeworks")

RECITALS

WHEREAS, TDC is a wholly owned subsidiary of Tribeworks, and is in the business of providing marketing services to mobile manufacturers and carriers, and formerly was in the business of selling software to multimedia developers;

WHEREAS, TribalMedia is in the business of selling software to multimedia developers and is majority-owned by Matthew Veenstra, who is the lead developer and principal businessperson for TDC's iShell business;

WHEREAS, subject to the terms and conditions hereof, TDC desires to sell its right, title and interest in certain assets related to its iShell business and enter into a licensing arrangement with TribalMedia.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, and subject to the terms and conditions set forth herein, the parties agree as follows:

1. TDC hereby transfers to TribalMedia its right, obligations, title, and interest in the following for $12,000;

A. all iShell related software and plug-ins with source code and machine code including but not limited to iShell 4, iShell Mobile, and Signbox;

B. the iShell trademark (Registration number 2726196);

C. the web domains ishell.com and ishell101.com;

D. digital assets currently at the tribeworks.com, ishell.com and ishell101.com domains and sub-domains, including html, asp, and php files, image files, sample files, documentation files and other files, excluding the tribeworks.com domain itself, which will be retained by TDC;

E. all iShell documentation, including all existing web and print documentation;

F. the SQL Server databases named NewUserDB and Bugs;

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G lease and all physical assets associated with the office space at 243 Front St., San Francisco, CA 94111

H. other assets that both parties agree in writing to be part of the iShell business.

2. Reciprocal License: TribalMedia provides TDC a perpetual, worldwide, royalty-free and unrestricted license to the software and assets in 1A, not including future development and/or derivative works. TDC may not license the software to another third party. TDC may not transfer or assign the licenses conveyed by this section to another third party without TribalMedia's prior written approval.

3. Support: TribalMedia will fully support all existing iShell customers, licenses and contracts until such licenses and contracts expire.

4. Lease and Office Assets: TribalMedia will assume the lease and all assets of the office space located at 243 Front St., San Francisco, CA 94111. TribalMedia will distribute required assets to the appropriate parties, and will clean and remove all unwanted assets. The costs associated with shipping, removal, etc. will be deducted from the payment in Section 5.

5. Payment: TribalMedia will pay a total of $12,000. $10,000 will be wired to Tribeworks upon the signing of this agreement. All cleanup and asset removal expenses will be paid out of the remaining $2000. Any remaining amount of money after these expenses will be sent to Tribeworks.

6. Announcements: Tribeworks will be responsible for any announcement made by the public company. TribalMedia will draft the public announcement for clients and the iShell news media. This announcement must be approved and agreed upon by Tribeworks before being released.

7. Continued Responsibilities: Tribeworks and TDC will forward all calls, emails, and website links associated with iShell to TribalMedia for one year from the date of this agreement.

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8. Confidentiality: Each party will keep confidential and will take all necessary steps and precautions to cause its agents and employees to keep confidential the: (i) terms and conditions of this Agreement; and (ii) and any and all other information, whether disclosed orally or in writing, which is furnished by one party or which comes to the attention of or is acquired by the other party, and which is declared and identified as confidential, including, but not limited to, information pertaining to business activities and operations, reports, ideas, concepts, techniques, designs, specifications, drawings, diagrams, data, code, customer lists, financial information, pricing information, business plans, company goals, expansion plans, or other technical or business information (collectively "Confidential Information"). Each party agrees to safeguard the same from unauthorized disclosure or use. In addition, except as expressly provided herein, each party agrees not to disassemble, decompile, or otherwise reverse engineer the technology of the other party or otherwise attempt to learn the source code, structure or algorithms or ideas underlying such products or technology or any Confidential Information, without the other party's prior written consent. The parties' obligations set forth in this section shall survive any expiration or termination of this Agreement. Upon a party's request, the other party shall promptly return all Confidential Information and all copies thereof, if any. The obligations of confidentiality and non-disclosure imposed under this section shall not apply to data and information which: (a) is published or otherwise becomes available to the general public as part of the public domain without breach of this Agreement; (b) is furnished to a party by a third person which does not involve a breach of the third person's obligations to the party owning the Confidential Information; (c) was in the receiving party's possession prior to the disclosure by the disclosing party in accordance herewith or pursuant to other Agreements between the parties; (d) a party is required by law, regulation or judicial process, to disclose; or (e) a party establishes was developed independently of Confidential Information furnished to it.

9. Assignment: Either party may assign their rights to this agreement to a third party in whole or in part without the approval of the other party, provided that such assignment does not violate the terms and conditions of this Agreement (see section 2).

10. Liability and Guarantee: Both parties agree to use the purchased or licensed software at their own sole risk. Source code is provided on an "as is" basis. Both parties disclaim all warranties of any kind, whether express or implied, including, but not limited to, the implied warranties of merchantability, fitness for a particular purpose and non-infringement.

Neither party will be liable for any indirect, incidental, special or consequential damages resulting from source code, including without limitation lost data or lost profits arising out of or in connection with the licenses granted hereunder, even if such party had been advised of the possibility of damages.

11. Other: This Agreement shall be governed, construed, and performed in accordance with the laws of the State of California. Any dispute, controversy, or difference which may arise between the parties hereto out of or in relation to or in

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connection with this Agreement, or any breach thereof, shall be settled amicably between the parties, but in the event of failure to reach an amicable settlement, shall be finally resolved by arbitration in the city where the main office of the defendant is located, pursuant to the International Arbitration Rules of the American Arbitration Association. The award therefrom shall have the reasoning therein and shall be final and binding upon both parties. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by the other party. This Agreement may be amended or modified only by a written instrument executed by the parties hereto. In the event that any term or condition contained in this Agreement shall be declared by any court or other judicial or administrative body to be null, void or unenforceable, said provisions of the Agreement shall remain in full force and effect. This Agreement contains the entire understanding between the parties hereto with respect to the matters set forth herein and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such matters. This Agreement may be executed n counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

12. Claims: Upon the effective date of this agreement, TribalMedia makes no claims of any kind against TDC or Tribeworks, and TDC or Tribeworks makes no claims of any kind against TribalMedia.

13. Prior Representations: No party is relying on any prior representation, agreement or action in executing this Agreement unless so stated herein.

14. Successors and Assigns: This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

15. Counterparts: This Agreement may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the parties hereto, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

16. Arbitration: Any controversy arising out of, or relating to, this Agreement or a breach, shall be settled by binding arbitration administered by the American Arbitration Association in accordance with its rules. A judgment upon an award rendered by the arbitrator may be entered in any court having jurisdiction. The initiating party shall give written notice to the other party of its decision to arbitrate by providing a specific statement setting forth the nature of the dispute, the amount involved, the remedy sought, and the hearing locale requested. The initiating party shall be responsible for all filing requirements and the payment of any fees according to the rules of the applicable regional office of the American Arbitration Association. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its costs and expenses including attorneys' fees, arbitrator's fees, and out-of-pocket expenses of any kind. The consideration of the parties to be bound by arbitration is not

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only the waiver of access to determination by a court and/or jury, but also the waiver of any rights to appeal the arbitration finding.

IN WITNESS WHEREOF, the parties have executed this instrument on the date first written above.

SELLER:

TRIBEWORKS DEVELOPMENT CORP.,
a California corporation

By: ______________________
Name: Peter B. Jacobson
Title: Chief Executive Officer

PURCHASER:

TRIBALMEDIA, L.L.C.,
a California limited liability corporation

By: ______________________
Name: Matthew Veenstra
Title: President

EXHIBIT C

Form of Mutual Release

September 14, 2006

THIS MUTUAL RELEASE (this "Release") is made and entered into as of September 14, 2006, by and among TRIBEWORKS, INC., a Delaware corporation ("Seller"); 541368 LLC, a California limited liability company ("Purchaser"), Duncan Kennedy, an individual ("Kennedy"), and Robert Davidorf, an individual ("Davidorf" and, together with Purchaser and Kennedy, the "Purchaser Releasing Parties"). Capitalized terms used herein that are not otherwise defined have the meanings ascribed to such terms in that certain Stock Purchase Agreement, dated as of September 14, 2006, by and between Seller and Purchaser (the "Purchase Agreement").

RECITALS

WHEREAS, Kennedy and Davidorf are equity owners of Purchaser and former directors and officers of Seller and TDC;

WHEREAS, Seller and Purchaser have entered into the Purchase Agreement, pursuant to which Seller agreed to sell and transfer to Purchaser, and Purchaser agreed to purchase and receive from Seller, the Shares, for the consideration and upon the terms and subject to the conditions set forth in the Purchase Agreement;

WHEREAS, Kennedy and Davidorf will receive substantial direct and indirect benefits from the transactions contemplated by the Purchase Agreement; and

WHEREAS, this Release is part of the consideration for the transactions contemplated by the Purchase Agreement, and Seller has required that Purchaser and Davidorf enter into this Release as a condition to the consummation of the transactions contemplated by the Purchase Agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Release by Seller. Seller, on its own behalf and on behalf of its successors, affiliates and assigns, by the act of the undersigned authorized officer, and without the necessity of any further action on the part of Seller, hereby knowingly, voluntarily, irrevocably and after being counseled by its legal representatives, fully and completely releases and forever discharges Purchaser, and its respective past, present and future affiliates, predecessors, successors and assigns, and any and all employees, agents, attorneys, officers, directors and holders of any class of security of Purchaser (including Kennedy and Davidorf), or any of their respective affiliates (collectively, the "Purchaser Released Parties") from all direct or indirect, vested or contingent,

known or unknown and suspected or unsuspected claims, demands, actions, causes, suits and damages whatsoever, at law or in equity, in tort, contract or otherwise, that Seller or any of its affiliates, successors or assigns ever had or now has, for or by reason of any law, negotiation, contract, transaction, document, agreement, matter, cause or thing whatsoever, including without limitation actions for breach of contract, fraud, misrepresentation, interference, duress, prima facie tort, breach of fiduciary duty, usury, partnership, joint venture or the ordinary, sole, contributory, comparative or concurrent negligence of any Purchaser Released Party (collectively, the "Seller Released Claims"); provided, however, that nothing contained in this Release shall affect any rights or obligations of the parties under the Purchase Agreement or any of the related documents to be executed or delivered by any party in connection with or pursuant to the Purchase Agreement, and the same shall not be included in the Seller Released Claims. Seller further covenants and agrees never to assert any of the Seller Released Claims against any Purchaser Released Party in any proceeding before any tribunal, public or private.

2. Release by Purchaser Releasing Parties. Each of the Purchaser Releasing Parties, on its own behalf and on behalf of its successors, affiliates and assigns, by the act of the undersigned authorized officer in the case of Purchaser, and without the necessity of any further action on the part of any Purchaser Releasing Party, hereby knowingly, voluntarily, irrevocably and after being counseled by its legal representatives, fully and completely releases and forever discharges Seller, and its respective past, present and future affiliates, predecessors, successors and assigns, and any and all employees, agents, attorneys, officers, directors and holders of any class of security of Seller, or any of their respective affiliates (collectively, the "Seller Released Parties") from all direct or indirect, vested or contingent, known or unknown and suspected or unsuspected claims, demands, actions, causes, suits and damages whatsoever, at law or in equity, in tort, contract or otherwise, that Purchaser or any of its affiliates, successors or assigns ever had or now has, for or by reason of any law, negotiation, contract, transaction, document, agreement, matter, cause or thing whatsoever, including without limitation actions for breach of contract, fraud, misrepresentation, interference, duress, prima facie tort, breach of fiduciary duty, usury, partnership, joint venture or the ordinary, sole, contributory, comparative or concurrent negligence of any Seller Released Party (collectively, the "Purchaser Released Claims"); provided, however, that nothing contained in this Release shall affect any rights or obligations of the parties under the Purchase Agreement or any of the related documents to be executed or delivered by any party in connection with or pursuant to the Purchase Agreement, and the same shall not be included in the Purchaser Released Claims. Each of the Purchaser Releasing Parties further covenants and agrees never to assert any of the Purchaser Released Claims against any Seller Released Party in any proceeding before any tribunal, public or private.

3. Release and Withdrawal of Litigation by Davidorf. Davidorf, on his own behalf and on behalf of his successors, affiliates and assigns, by the act of executing this Release, and without the necessity of any further action on the part of Davidorf of any other person or entity, hereby knowingly, voluntarily, irrevocably and after being counseled by his legal representatives, fully and completely releases and forever discharges the Seller Released Parties from all direct or indirect, vested or contingent, known or unknown and suspected or unsuspected claims, demands, actions, causes, suits and damages whatsoever, at law or in equity, in tort, contract or otherwise, that Davidorf or any of his affiliates, successors or assigns ever had or now has, for or by reason of any law, negotiation, contract, transaction, document, agreement, matter, cause or thing whatsoever, including without limitation any and all claims Davidorf

may have against Seller for payment of accrued compensation arising from Davidorf's previous employment with Seller or TDC or for payment of any expenses allegedly owed to Davidorf by Seller or TDC, actions for breach of contract, fraud, misrepresentation, interference, duress, prima facie tort, breach of fiduciary duty, usury, partnership, joint venture or the ordinary, sole, contributory, comparative or concurrent negligence of any Seller Released Party (collectively, the "Davidorf Released Claims"); provided, however, that nothing contained in this Release shall affect any rights or obligations of the parties under the Purchase Agreement or any of the related documents to be executed or delivered by any party in connection with or pursuant to the Purchase Agreement, and the same shall not be included in the Davidorf Released Claims. Davidorf further covenants and agrees (a) voluntarily to withdraw any litigation filed by Davidorf in connection with any of the Davidorf Released Claims; and (b) never to assert any of the Davidorf Released Claims against any Seller Released Party in any proceeding before any tribunal, public or private.

4. Cross-Default. Purchaser hereby acknowledges and agrees that any failure of Davidorf to comply with the requirements of Section 3 of this Release will result in a material breach of the Purchase Agreement, for which Purchaser will be liable to indemnify Seller pursuant to Section 6.2 in the full amount of any and all amounts claimed by Davidorf, plus any and all reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred by Seller in connection therewith, and any such amounts will not be counted towards the limitation on indemnification set forth in Section 6.2 of the Purchase Agreement.

5. Voluntary Release. Each of Seller and each of the Purchaser Releasing Parties represents and warrants that it (a) has agreed to this Release knowingly and voluntarily and in the absence of any fraud, mistake, duress, coercion or undue influence; (b) has been advised to obtain, and has had reasonable opportunity to obtain, counsel from its legal representatives prior to executing and delivering this Release; and (c) has not assigned any claims or rights in connection with the subject matter of this Release.

6. Indemnity. Seller agrees to indemnify, defend and hold harmless the Purchaser Released Parties against any and all claims, demands, actions, causes of action, losses, damages and rights to recover or to be indemnified for losses, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, whether arising out of contract, tort, violation of law or regulations, or otherwise incurred or suffered by any Purchaser Released Party arising out of or in connection with the Seller Released Claims. Purchaser agrees to indemnify, defend and hold harmless the Seller Released Parties against any and all claims, demands, actions, causes of action, losses, damages and rights to recover or to be indemnified for losses, costs, expenses and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent or conditional, at law or in equity, whether arising out of contract, tort, violation of law or regulations, or otherwise incurred or suffered by any Seller Released Party arising out of or in connection with the Purchaser Released Claims or the Davidort Released Claims.

7. Broad Construction. It is the intention of the parties that the foregoing be construed broadly as a total and unconditional release and covenant (a) by Seller never to assert

any of the Seller Released Claims; (b) by each of the Purchaser Releasing Parties never to assert any of the Purchaser Released Claims; and (c) by Davidorf never to assert any of the Davidorf Released Claims.

8. Waiver of Section 1542 of the California Civil Code. It is the intention of the parties that the foregoing be construed as a total, unconditional and final release applying to all unknown and unanticipated damages arising out of the Seller Released Claims, the Purchaser Released Claims and the Davidorf Released Claims. Each party waives all rights or benefits that it ever had, now has or in the future may have under the terms of Section 1542 of the California Civil Code, which reads as follows:

> "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which, if known by him must have materially affected his settlement with the debtor."

9. Interpretation. If any clause, sentence, section or paragraph of this Release is judicially or administratively declared invalid, unenforceable or void under applicable law, such decision shall not have the effect of invalidating or voiding the remainder of this Release, and the parties agree that the part or parts of this Release so held to be invalid, unenforceable or void shall be deemed to be replaced by a valid and enforceable clause, sentence, section or paragraph as close as possible to the purpose and intent of the part held to be invalid, unenforceable or void and the remainder shall have the same force and effect as if such invalid, unenforceable or void part or parts had never been included herein.

10. Counterparts. This Release may be executed in one or more counterparts (including by facsimile or portable document format (.pdf)) for the convenience of the parties hereto, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has executed this Release as of the date first written above.

SELLER:

TRIBEWORKS, INC.,
a Delaware corporation

By: ______________________________
Name: Peter B. Jacobson
Title: Chief Executive Officer

PURCHASER:

541368 LLC,
a California limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

KENNEDY:

____
Duncan Kennedy

DAVIDORF:

____
Robert Davidorf

EXHIBIT D

Financial Statements of Tribeworks Development Corporation

[See Attached]

Tribeworks Development Corporation
Accounting Records for Q2 2006
Trial Balance

Account ID	Account Description	Debit Amt	Credit Amt	Adjmts		Balance Sheet At June 30, 2006	Balance Sheet At March 31, 2006	Dec 31, 2005
10100	Petty cash	6.00				6.00	785.00	
11000	Cash-Silicon Valley Bank check		(14,815.58)			(14,815.58)	(9,090.18)	32,183.00
12000	Accounts receivable	169,119.40		(100,000.00)		69,119.40	38,869.40	14,198.00
13000	Allowance for doubtful account		(1,500.00)			(1,500.00)	(1,500.00)	(1,500.00)
13150	Intercompany clearing-TW		(2,492,260.46)			(2,492,260.46)	(2,492,260.46)	(2,492,260.00)
14050	Prepaid insurance-Business pkg	33.19				33.19	922.96	
14400	Prepaid taxes	22,133.33		(21,833.00)		300.33	300.33	6,062.00
14500	Deposits	3,957.29				3,957.29	3,957.29	
14600	INDIGO - EXPENSE CLEARING	182.30				182.30	182.30	
14900	Leasehold improvements	4,472.50				4,472.50	4,472.50	4,472.50
15000	Office and computer equipment	48,173.13				48,173.13	49,273.13	49,273.13
15500	Technology License	130,000.00				130,000.00	130,000.00	130,000.00
16000	Accumulated depreciation		(51,834.35)			(51,834.35)	(51,834.35)	(51,834.35)
18500	Accumulated amortization		(130,000.00)			(130,000.00)	(130,000.00)	(130,000.00)
19000	Allowance for Japanese taxes		(21,833.00)	21,833.00				
20100	Accounts payable - prior years		(101,395.06)			(101,395.06)	(101,395.06)	(101,395.06)
20101	Accounts payable - current year		(62,612.21)			(62,612.21)	(28,053.47)	(34,860.99)
20110	Chase/Bank One Visa payable		(5,100.70)			(5,100.70)	(5,100.70)	(5,100.70)
20111	Citibank Visa payable		(13,403.86)			(13,403.86)	(13,403.86)	(13,403.86)
20115	US Bank/Staples Credit payable		(5,988.39)			(5,988.39)	(6,236.39)	(6,236.39)
20600	Accrued payroll		(142,795.63)			(142,795.63)	(142,795.63)	(142,806.00)
21000	Deferred revenue - memberships		(36,051.09)			(36,051.09)	(36,051.09)	(35,551.00)
21500	Due to shareholders		(6,232.00)			(6,232.00)	(6,232.00)	(6,232.00)
30100	Common Stock		(10.00)			(10.00)	(10.00)	(10.00)
39500	Retained earnings	2,710,002.63		55,000.00		2,765,002.63	2,765,002.63	2,785,002.00
						(42,752.56)	(30,197.65)	0.28
	Operating Statement							
	Revenue							
41500	Enterprise dev services		(99,481.54)			99,481.54	52,122.54	
42200	iSHELL product sales		(20,507.14)			20,507.14	6,000.00	
43000	Sales - Kinoma Media Album		(1,881.66)			1,881.66	1,862.37	
44000	Third Party Software sales		(499.75)			499.75	499.75	
47500	Intercompany Sale/Purchase		(45,000.00)	45,000.00		0.00	0.00	
						122,370.09	60,484.66	
	Less cost of iSHELL sales	16,688.76				16,688.76		
						105,681.33	60,484.66	
50100	Credit card discount	228.25			228.25		196.59	
52000	Promotional discounts	375.00			375.00			
65000	Wages	43,597.44			43,597.44		43,597.44	
65100	Benefits	1,450.91			1,450.91		1,450.91	
65105	Payroll taxes	1,025.12			1,025.12		625.58	
65110	Payroll taxes - ER FICA	2,748.84			2,748.84		2,748.84	
65200	Licenses and fees	170.00			170.00		170.00	
65400	Outside services	1,765.39			1,765.39		1,765.39	
65500	Office supplies	183.21			183.21		183.21	
65600	Postage and delivery	233.71			233.71		193.13	
65700	Rent	11,750.39			11,750.39		5,870.39	
65800	Equipment purchases	5,731.45			5,731.45		5,731.45	
65900	Finance charges	873.21			873.21		873.21	
66000	Telecommunications	2,474.04			2,474.04		1,464.93	
67500	Travel	338.41			338.41		338.41	
67600	Meals, entertainment	124.29			124.29		124.29	
68500	Accounting services	1,049.09			1,049.09		1,049.09	
68600	Bank charges	275.97			275.97		275.97	
69000	Insurance	2,669.39			2,669.39		1,779.62	
70000	Consultants	70,845.80			70,845.80		21,805.00	
71500	Utilities	449.90			449.90		366.78	
75000	Interest expense	74.08			74.08		74.08	
		3,253,202.42	(3,253,202.42)			148,433.89	90,682.31	
	diff	-				(42,752.56)	(30,197.65)	

TRIBEWORKS DEVELOPMENT CORPORATION
General Ledger
For the Period From Apr 1, 2006 to Jun 30, 2006

									Raw Trial Balance	Adjustment Entries	Revised TB
10100	Petty cash	4/1/06			Beginning Balance			785.00			
10100	Petty cash	5/1/06			Beginning Balance			785.00			
10100	Petty cash	5/3/06		CDJ	Erez Maron		84.00				
10100	Petty cash	5/18/06	imac_sale	CRJ		1,100.00					
10100	Petty cash	5/22/06		CDJ	TRIBAL MEDIA LLC		795.00				
10100	Petty cash	5/22/06		CDJ	TRIBAL MEDIA LLC		1,000.00				
10100	Petty cash				Current Period Change	1,100.00	1,879.00	-779.00			
10100	Petty cash	6/1/06			Beginning Balance			6.00			
		6/30/06			Ending Balance			6.00	6.00		6.00
11000	Cash-Silicon Valley Bank check	4/1/06			Beginning Balance			-9,090.18			
11000	Cash-Silicon Valley Bank check	4/5/06	6263	CDJ	U. S. BANK		248.00				
11000	Cash-Silicon Valley Bank check	4/5/06	6264	CDJ	DEBORAH MULCAHY		513.00				
11000	Cash-Silicon Valley Bank check	4/5/06	6265	CDJ	ROBERT DAVIDORF		1,000.00				
	Payment to Duncan Kennedy	4/6/06								5,309.79	
	Payment re Prescot Consulting	4/6/06								5,147.01	
11000	Cash-Silicon Valley Bank check	4/12/06	6266	CDJ	T-MOBILE		500.00				
11000	Cash-Silicon Valley Bank check	4/12/06	6267	CDJ	TRIBAL MEDIA LLC		1,055.71				
11000	Cash-Silicon Valley Bank check	4/20/06		CDJ	PAYROLL RESOURCE GROUP		401.54				
11000	Cash-Silicon Valley Bank check	4/21/06	570	CRJ	PIONEER CORPORATION	2,520.00					
11000	Cash-Silicon Valley Bank check	4/28/06	6268	CDJ	HARRINGTON ENTERPRISES, LLP		2,058.26				
11000	Cash-Silicon Valley Bank check	4/28/06	6268V	CDJ	HARRINGTON ENTERPRISES, LLP	2,058.26					
11000	Cash-Silicon Valley Bank check				Current Period Change	4,578.26	5,776.51	-1,198.25			
11000	Cash-Silicon Valley Bank check	5/1/06			Beginning Balance			-10,288.43			
11000	Cash-Silicon Valley Bank check	5/1/06	6269	CDJ	HARRINGTON ENTERPRISES, LLP		2,058.26				
11000	Cash-Silicon Valley Bank check	5/1/06	141429	CRJ	General iShell Sales	795.00					
	Deposit Missed		143129		General iShell Sales					112.36	
11000	Cash-Silicon Valley Bank check	5/1/06	3909	CRJ	General iShell Sales	1,143.48					
11000	Cash-Silicon Valley Bank check	5/4/06	6270	CDJ	WEB SIGHT DESIGN		375.00				
11000	Cash-Silicon Valley Bank check	5/4/06	6271	CDJ	AT&T		53.54				
11000	Cash-Silicon Valley Bank check	5/4/06	6272	CDJ	S B C LONG DISTANCE		2.20				
11000	Cash-Silicon Valley Bank check	5/4/06	6273	CDJ	GOLDEN GATE DISPOSAL		83.12				
11000	Cash-Silicon Valley Bank check	5/4/06	6274	CDJ	FEDERAL EXPRESS		40.58				
11000	Cash-Silicon Valley Bank check	5/4/06	6275	CDJ	TRIBAL MEDIA LLC		1,943.51				
11000	Cash-Silicon Valley Bank check	5/4/06	6276	CDJ	COVAD COMMUNICATIONS		458.89				
11000	Cash-Silicon Valley Bank check	5/4/06		CDJ	PLUG & PAY TECHNOLOGIES		12.77				
11000	Cash-Silicon Valley Bank check	5/8/06	6277	CDJ	TRIBAL MEDIA LLC		1,345.21				
11000	Cash-Silicon Valley Bank check	5/8/06	6278	CDJ	TRIBAL MEDIA LLC		205.00				
11000	Cash-Silicon Valley Bank check	5/10/06	1203	CRJ	General iShell Sales	1,015.19					
11000	Cash-Silicon Valley Bank check	5/11/06	1970	CRJ	General iShell Sales	337.75					
11000	Cash-Silicon Valley Bank check	5/19/06	6280	CDJ	S B C LONG DISTANCE		14.58				
11000	Cash-Silicon Valley Bank check	5/19/06	6281	CDJ	COVAD COMMUNICATIONS		479.90				
11000	Cash-Silicon Valley Bank check	5/19/06	6282	CDJ	TRIBAL MEDIA LLC		2,199.24				
	Deposit Missed	5/22/06	73298		Receipt from Apple					12,100.00	
11000	Cash-Silicon Valley Bank check	5/22/06	618	CRJ	General iShell Sales	2,196.42					
11000	Cash-Silicon Valley Bank check	5/26/06		CDJ	SVB		111.08				
11000	Cash-Silicon Valley Bank check	5/26/06		CDJ	SVB - Item: Service Charge	111.08					
11000	Cash-Silicon Valley Bank check				Current Period Change	5,598.92	9,382.88	-3,783.96			
11000	Cash-Silicon Valley Bank check	6/1/06			Beginning Balance			-14,072.39			
11000	Cash-Silicon Valley Bank check	6/5/06	6283	CDJ	ERIC BLANPIED		4.00				
11000	Cash-Silicon Valley Bank check	6/5/06	6284	CDJ	T S E INTERNATIONAL		3,750.00				
11000	Cash-Silicon Valley Bank check	6/5/06	6283V	CDJ	ERIC BLANPIED	4.00					
11000	Cash-Silicon Valley Bank check	6/5/06	6285	CDJ	ERIC BLANPIED		4,000.00				
11000	Cash-Silicon Valley Bank check	6/5/06		CDJ	PLUG & PAY TECHNOLOGIES		18.89				
11000	Cash-Silicon Valley Bank check	6/8/06	570	CRJ	General iShell Sales	1,390.00					
11000	Cash-Silicon Valley Bank check	6/8/06	2137	CRJ	General iShell Sales	2,062.23					
11000	Cash-Silicon Valley Bank check	6/12/06	4868	CRJ	General iShell Sales	852.59					
11000	Cash-Silicon Valley Bank check	6/13/06	1641	CRJ	General iShell Sales	626.28					

TRIBEWORKS DEVELOPMENT CORPORATION

General Ledger

For the Period From Apr 1, 2006 to Jun 30, 2006

11000	Cash-Silicon Valley Bank check	6/21/06	360	CRJ	PIONEER CORPORATION	2,589.00						
11000	Cash-Silicon Valley Bank check	6/23/06	6291	CDJ	TRIBAL MEDIA LLC		3,249.24					
11000	Cash-Silicon Valley Bank check	6/26/06	685098	CRJ	General iShell Sales	1,695.00						
11000	Cash-Silicon Valley Bank check	6/26/06	4479	CRJ	General iShell Sales	1,580.84						
11000	Cash-Silicon Valley Bank check	6/26/06		CDJ	SVB		86.03					
11000	Cash-Silicon Valley Bank check	6/26/06		CDJ	SVB - Item: Service Charge	86.03						
11000	Cash-Silicon Valley Bank check	6/27/06	6286	CDJ	TRIBAL MEDIA LLC		4,895.85					
11000	Cash-Silicon Valley Bank check	6/27/06	1376	CRJ	KINOMA MEDIA ALBUM SALES	19.29						
11000	Cash-Silicon Valley Bank check				Current Period Change	10,905.26	16,004.01	-5,098.75				
		6/30/06			**Ending Balance**			-19,171.14		(19,171.14)	-	14,815.50
12000	Accounts receivable	4/1/06			Beginning Balance			138,869.40				
12000	Accounts receivable	4/21/06	381043	SJ	PIONEER CORPORATION	2,520.00						
12000	Accounts receivable	4/21/06	570	CRJ	PIONEER CORPORATION - Invoice: 381043		2,520.00					
12000	Accounts receivable				Current Period Change	2,520.00	2,520.00					
	Posted here in error - should be accounts receivable										2,500.00	
12000	Accounts receivable	5/1/06			Beginning Balance			138,869.40				
12000	Accounts receivable	5/1/06	5271	SJ	General iShell Sales	795.00						
12000	Accounts receivable	5/1/06	141429	CRJ	General iShell Sales - Invoice: 5271		795.00					
12000	Accounts receivable	5/1/06	5272	SJ	General iShell Sales	1,143.48						
12000	Accounts receivable	5/1/06	3909	CRJ	General iShell Sales - Invoice: 5272		1,143.48					
12000	Accounts receivable	5/10/06	5273	SJ	General iShell Sales	1,015.19						
12000	Accounts receivable	5/10/06	1203	CRJ	General iShell Sales - Invoice: 5273		1,015.19					
12000	Accounts receivable	5/11/06	5276	SJ	General iShell Sales	337.75						
12000	Accounts receivable	5/11/06	1970	CRJ	General iShell Sales - Invoice: 5276		337.75					
12000	Accounts receivable	5/22/06	5274	SJ	General iShell Sales	2,196.42						
12000	Accounts receivable	5/22/06	618	CRJ	General iShell Sales - Invoice: 5274		2,196.42					
12000	Accounts receivable				Current Period Change	5,487.84	5,487.84					
12000	Accounts receivable	6/1/06			Beginning Balance			138,869.40				
12000	Accounts receivable	6/6/06	5368	SJ	APPLE COMPUTER, INC.	12,000.00						
	This entry should have gone to bank and then here as a credit										12,000.00	
12000	Accounts receivable	6/8/06	5275	SJ	General iShell Sales	1,390.00						
12000	Accounts receivable	6/8/06	570	CRJ	General iShell Sales - Invoice: 5275		1,390.00					
12000	Accounts receivable	6/8/06	5277	SJ	General iShell Sales	2,062.23						
12000	Accounts receivable	6/8/06	2137	CRJ	General iShell Sales - Invoice: 5277		2,062.23					
12000	Accounts receivable	6/12/06	5278	SJ	General iShell Sales	852.59						
12000	Accounts receivable	6/12/06	4868	CRJ	General iShell Sales - Invoice: 5278		852.59					
12000	Accounts receivable	6/13/06	5279	SJ	General iShell Sales	626.28						
12000	Accounts receivable	6/13/06	1641	CRJ	General iShell Sales - Invoice: 5279		626.28					
12000	Accounts receivable	6/21/06	395781	SJ	PIONEER CORPORATION	2,589.00						
12000	Accounts receivable	6/21/06	360	CRJ	PIONEER CORPORATION - Invoice: 395781		2,589.00					
12000	Accounts receivable	6/26/06	5280	SJ	General iShell Sales	1,695.00						
12000	Accounts receivable	6/26/06	685098	CRJ	General iShell Sales - Invoice: 5280		1,695.00					
12000	Accounts receivable	6/26/06	5281	SJ	General iShell Sales	1,580.84						
12000	Accounts receivable	6/26/06	4479	CRJ	General iShell Sales - Invoice: 5281		1,580.84					
12000	Accounts receivable	6/27/06	5282	SJ	KINOMA MEDIA ALBUM SALES	19.29						
12000	Accounts receivable	6/27/06	1376	CRJ	KINOMA MEDIA ALBUM SALES - Invoice: 5282		19.29					
12000	Accounts receivable	6/29/06	5269	SJ	PALM, INC.	26,750.00			Need to accrue cost			
12000	Accounts receivable	6/29/06	5270	SJ	PALM, INC.	6,000.00			Need to accrue cost			
12000	Accounts receivable				Current Period Change	55,565.23	10,815.23	44,750.00				
		6/30/06			**Ending Balance**			183,619.40		183,619.40		169,119.40
13000	Allowance for doubtful account	4/1/06			Beginning Balance			-1,500.00				
13000	Allowance for doubtful account	5/1/06			Beginning Balance			-1,500.00				
13000	Allowance for doubtful account	6/1/06			Beginning Balance			-1,500.00				
		6/30/06			**Ending Balance**			-1,500.00		(1,500.00)		(1,500.00)
13150	Intercompany clearing-TW	4/1/06			Beginning Balance			-2,492,260.46				
13150	Intercompany clearing-TW	5/1/06			Beginning Balance			-2,492,260.46				
13150	Intercompany clearing-TW	6/1/06			Beginning Balance			-2,492,260.46				
		6/30/06			**Ending Balance**			-2,492,260.46		(2,492,260.46)		(2,492,260.46)

14050	Prepaid insurance-Business pkg	4/1/06			Beginning Balance			922.96			
14050	Prepaid insurance-Business pkg	4/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		118.67				
14050	Prepaid insurance-Business pkg	4/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		177.92				
14050	Prepaid insurance-Business pkg				Current Period Change		296.59	-296.59			
14050	Prepaid insurance-Business pkg	5/1/06			Beginning Balance			626.37			
14050	Prepaid insurance-Business pkg	5/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		118.67				
14050	Prepaid insurance-Business pkg	5/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		177.92				
14050	Prepaid insurance-Business pkg				Current Period Change		296.59	-296.59			
14050	Prepaid insurance-Business pkg	6/1/06			Beginning Balance			329.78			
14050	Prepaid insurance-Business pkg	6/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		118.67				
14050	Prepaid insurance-Business pkg	6/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PREPAID		177.92				
14050	Prepaid insurance-Business pkg				Current Period Change		296.59	-296.59			
		6/30/06			**Ending Balance**			**33.19**	**33.19**		33.19
14400	Prepaid taxes	4/1/06			Beginning Balance			22,133.33			
14400	Prepaid taxes	5/1/06			Beginning Balance			22,133.33			
14400	Prepaid taxes	6/1/06			Beginning Balance			22,133.33			
		6/30/06			**Ending Balance**			**22,133.33**	**22,133.33**		22,133.33
14500	Deposits	4/1/06			Beginning Balance			3,957.29			
14500	Deposits	5/1/06			Beginning Balance			3,957.29			
14500	Deposits	6/1/06			Beginning Balance			3,957.29			
		6/30/06			**Ending Balance**			**3,957.29**	**3,957.29**		3,957.29
14600	INDIGO - EXPENSE CLEARING	4/1/06			Beginning Balance			182.30			
14600	INDIGO - EXPENSE CLEARING	5/1/06			Beginning Balance			182.30			
14600	INDIGO - EXPENSE CLEARING	6/1/06			Beginning Balance			182.30			
		6/30/06			**Ending Balance**			**182.30**	**182.30**		182.30
14900	Leasehold improvements	4/1/06			Beginning Balance			4,472.50			
14900	Leasehold improvements	5/1/06			Beginning Balance			4,472.50			
14900	Leasehold improvements	6/1/06			Beginning Balance			4,472.50			
		6/30/06			**Ending Balance**			**4,472.50**	**4,472.50**		4,472.50
15000	Office and computer equipment	4/1/06			Beginning Balance			49,273.13			
	Asset sale not deferred revenue				- iMac Sale					1,100.00	
15000	Office and computer equipment	5/1/06			Beginning Balance			49,273.13			
15000	Office and computer equipment	6/1/06			Beginning Balance			49,273.13			
		6/30/06			**Ending Balance**			**49,273.13**	**49,273.13**		48,173.13
15500	Technology License	4/1/06			Beginning Balance			130,000.00			
15500	Technology License	5/1/06			Beginning Balance			130,000.00			
15500	Technology License	6/1/06			Beginning Balance			130,000.00			
		6/30/06			**Ending Balance**			**130,000.00**	**130,000.00**		130,000.00
16000	Accumulated depreciation	4/1/06			Beginning Balance			-51,834.35			
16000	Accumulated depreciation	5/1/06			Beginning Balance			-51,834.35			
16000	Accumulated depreciation	6/1/06			Beginning Balance			-51,834.35			
		6/30/06			**Ending Balance**			**-51,834.35**	**(51,834.35)**		(51,834.35)
18500	Accumulated amortization	4/1/06			Beginning Balance			-130,000.00			
18500	Accumulated amortization	5/1/06			Beginning Balance			-130,000.00			
18500	Accumulated amortization	6/1/06			Beginning Balance			-130,000.00			
		6/30/06			**Ending Balance**			**-130,000.00**	**(130,000.00)**		(130,000.00)
19000	Allowance for Japanese taxes	4/1/06			Beginning Balance			-21,833.00			
19000	Allowance for Japanese taxes	5/1/06			Beginning Balance			-21,833.00			
19000	Allowance for Japanese taxes	6/1/06			Beginning Balance			-21,833.00			
		6/30/06			**Ending Balance**			**-21,833.00**	**(21,833.00)**		(21,833.00)
20100	Accounts payable - prior years	4/1/06			Beginning Balance			-101,395.06			
20100	Accounts payable - prior years	5/1/06			Beginning Balance			-101,395.06			
20100	Accounts payable - prior years	6/1/06			Beginning Balance			-101,395.06			
		6/30/06			**Ending Balance**			**-101,395.06**	**(101,395.06)**		(101,395.06)
20101	Accounts payable - current	4/1/06			Beginning Balance			-28,053.47			
20101	Accounts payable - current	4/1/06	2006-4	PJ	HARRINGTON ENTERPRISES, LLP		1,960.00				
20101	Accounts payable - current	4/5/06	6264	CDJ	DEBORAH MULCAHY - Invoice: 3085	513.00					
20101	Accounts payable - current	4/5/06	6265	CDJ	ROBERT DAVIDORF - Invoice: JANUARY	544.30					
20101	Accounts payable - current	4/5/06	6265	CDJ	ROBERT DAVIDORF - Invoice: FEB 2006 I	455.70					

TRIBEWORKS DEVELOPMENT CORPORATION
General Ledger
For the Period From Apr 1, 2006 to Jun 30, 2006

20101	Accounts payable - current	4/12/06	6266	CDJ	T-MOBILE - Invoice: CANCEL ACCOUNT	500.00							
20101	Accounts payable - current				Current Period Change	2,013.00	1,960.00	53.00					
20101	Accounts payable - current	5/1/06			Beginning Balance			-28,000.47					
20101	Accounts payable - current	5/1/06	2006-5	PJ	HARRINGTON ENTERPRISES, LLP		1,960.00						
20101	Accounts payable - current	5/1/06	6269	CDJ	HARRINGTON ENTERPRISES, LLP - Invoi	2,058.26							
20101	Accounts payable - current				Current Period Change	2,058.26	1,960.00	98.26					
20101	Accounts payable - current	6/1/06			Beginning Balance			-27,902.21					
20101	Accounts payable - current	6/1/06	2006-6	PJ	HARRINGTON ENTERPRISES, LLP		1,960.00						
20101	Accounts payable - current				Current Period Change		1,960.00	-1,960.00					
12000	Accounts receivable	6/29/06	5269	SJ	PALM, INC.				Need to accrue cost			26,750.00	
12000	Accounts receivable	6/29/06	5270	SJ	PALM, INC.				Need to accrue cost			6,000.00	
		6/30/06			Ending Balance			-29,862.21		(29,862.21)			(62,612.21)
20110	Chase/Bank One Visa payable	4/1/06			Beginning Balance			-5,100.70					
20110	Chase/Bank One Visa payable	5/1/06			Beginning Balance			-5,100.70					
20110	Chase/Bank One Visa payable	6/1/06			Beginning Balance			-5,100.70					
		6/30/06			Ending Balance			-5,100.70		(5,100.70)			(5,100.70)
20111	Citibank Visa payable	4/1/06			Beginning Balance			-13,403.86					
20111	Citibank Visa payable	5/1/06			Beginning Balance			-13,403.86					
20111	Citibank Visa payable	6/1/06			Beginning Balance			-13,403.86					
		6/30/06			Ending Balance			-13,403.86		(13,403.86)			(13,403.86)
20115	US Bank/Staples Credit payable	4/1/06			Beginning Balance			-6,236.39					
20115	US Bank/Staples Credit payable	4/5/06	6263	CDJ	U. S. BANK - Invoice: STMT 6/7/04	61.10							
20115	US Bank/Staples Credit payable	4/5/06	6263	CDJ	U. S. BANK - Invoice: STMT 7/07/04	56.37							
20115	US Bank/Staples Credit payable	4/5/06	6263	CDJ	U. S. BANK - Invoice: STMT 8/9/04	62.34							
20115	US Bank/Staples Credit payable	4/5/06	6263	CDJ	U. S. BANK - Invoice: STMT 9/8/04	57.36							
20115	US Bank/Staples Credit payable	4/5/06	6263	CDJ	U. S. BANK - Invoice: STMT 10/6/04	10.83							
20115	US Bank/Staples Credit payable	4/5/06			Current Period Change	248.00		248.00					
20115	US Bank/Staples Credit payable	5/1/06			Beginning Balance			-5,988.39					
20115	US Bank/Staples Credit payable	6/1/06			Beginning Balance			-5,988.39					
		6/30/06			Ending Balance			-5,988.39		(5,988.39)			(5,988.39)
20600	Accrued payroll	4/1/06			Beginning Balance			-142,795.63					
20600	Accrued payroll	4/20/06		CDJ	PAYROLL RESOURCE GROUP	401.54							
	Payment should have gone to expense											401.54	
20600	Accrued payroll				Current Period Change	401.54		401.54					
20600	Accrued payroll	5/1/06			Beginning Balance			-142,394.09					
20600	Accrued payroll	6/1/06			Beginning Balance			-142,394.09					
		6/30/06			Ending Balance			-142,394.09		(142,394.09)			(142,795.63)
21000	Deferred revenue - memberships	4/1/06			Beginning Balance			-36,051.09					
21000	Deferred revenue - memberships	5/1/06			Beginning Balance			-36,051.09					
21000	Deferred revenue - memberships	5/18/06	imac_sale	CRJ	- iMac Sale		1,100.00						
	Asset sale not deferred revenue				- iMac Sale						1,100.00		
21000	Deferred revenue - memberships				Current Period Change		1,100.00	-1,100.00					
21000	Deferred revenue - memberships	6/1/06			Beginning Balance			-37,151.09					
		6/30/06			Ending Balance			-37,151.09		(37,151.09)			(36,051.09)
21500	Due to shareholders	4/1/06			Beginning Balance			-6,232.00					
21500	Due to shareholders	5/1/06			Beginning Balance			-6,232.00					
21500	Due to shareholders	6/1/06			Beginning Balance			-6,232.00					
		6/30/06			Ending Balance			-6,232.00		(6,232.00)			(6,232.00)
24800	TRIBAL MEDIA CLEARING-REVE	4/1/06			Beginning Balance								
24800	TRIBAL MEDIA CLEARING-REVE	4/12/06	6267	CDJ	TRIBAL MEDIA LLC - Payment for Revenu	1,055.71			CORP-TRIBALMEDIA				
	Transfer to Cost of Goods Sold				TRIBAL MEDIA LLC - Payment for Revenue Received							1,055.71	
24800	TRIBAL MEDIA CLEARING-REVENUE				Current Period Change	1,055.71		1,055.71					
24800	TRIBAL MEDIA CLEARING-REVE	5/1/06			Beginning Balance			1,055.71					
24800	TRIBAL MEDIA CLEARING-REVE	6/1/06			Beginning Balance			1,055.71					
		6/30/06			Ending Balance			1,055.71		1,055.71			0
30100	Common Stock	4/1/06			Beginning Balance			-10.00					
30100	Common Stock	5/1/06			Beginning Balance			-10.00					
30100	Common Stock	6/1/06			Beginning Balance			-10.00					
		6/30/06			Ending Balance			-10.00		(10.00)			(10.00)

TRIBEWORKS DEVELOPMENT CORPORATION

General Ledger

For the Period From Apr 1, 2006 to Jun 30, 2006

39500	Retained earnings	4/1/06			Beginning Balance		2,710,002.63				
39500	Retained earnings	5/1/06			Beginning Balance		2,710,002.63				
39500	Retained earnings	6/1/06			Beginning Balance		2,710,002.63				
		6/30/06			**Ending Balance**		**2,710,002.63**	**2,710,002.63**			**2,710,002.63**
41500	Enterprise dev services	4/1/06			Beginning Balance		-52,122.54				
41500	Enterprise dev services	4/21/06	381043	SJ	PIONEER CORPORATION	2,520.00					
	Posted here in error - should be accounts receivable								2,500.00		
41500	Enterprise dev services				Current Period Change	2,520.00	-2,520.00				
41500	Enterprise dev services	5/1/06			Beginning Balance		-54,642.54				
41500	Enterprise dev services	6/1/06			Beginning Balance		-54,642.54				
41500	Enterprise dev services	6/6/06	5268	SJ	APPLE COMPUTER, INC. - APPLE AGREEMENT - PAR	12,000.00					
	Posted here in error - should be accounts receivable								12,000.00	12,000.00	
41500	Enterprise dev services	6/21/06	395781	SJ	PIONEER CORPORATION	2,589.00					
41500	Enterprise dev services	6/29/06	5269	SJ	PALM, INC. - Ventura On Device Demo	26,750.00					
41500	Enterprise dev services	6/29/06	5270	SJ	PALM, INC. - License for Demo	6,000.00					
41500	Enterprise dev services				Current Period Change	47,339.00	-47,339.00				
		6/30/06			**Ending Balance**		**-101,981.54**	**(101,981.54)**			99,481.54
42200	iSHELL product sales	4/1/06			Beginning Balance		-6,000.00				
42200	iSHELL product sales	5/1/06			Beginning Balance		-6,000.00				
42200	iSHELL product sales	5/1/06	5271	SJ	General iShell Sales - Item: General iShell Sales - General b	795.00					
	Deposit Missed		143129		General iShell Sales					812.36	
42200	iSHELL product sales	5/1/06	5272	SJ	General iShell Sales - Item: General iShell Sales - General b	1,143.48					
42200	iSHELL product sales	5/10/06	5273	SJ	General iShell Sales - Item: General iShell Sales - General b	1,015.10					
42200	iSHELL product sales	5/11/06	5276	SJ	General iShell Sales - Item: General iShell Sales - General b	337.75					
42200	iSHELL product sales	5/22/06	5274	SJ	General iShell Sales - Item: General iShell Sales - General b	2,196.42					
42200	iSHELL product sales				Current Period Change	5,487.84	-5,487.84				
42200	iSHELL product sales	6/1/06			Beginning Balance		-11,487.84				
42200	iSHELL product sales	6/8/06	5275	SJ	General iShell Sales - Item: General iShell Sales - General b	1,390.00					
42200	iSHELL product sales	6/8/06	5277	SJ	General iShell Sales - Item: General iShell Sales - General b	2,062.23					
42200	iSHELL product sales	6/12/06	5278	SJ	General iShell Sales - Item: General iShell Sales - General b	852.59					
42200	iSHELL product sales	6/13/06	5279	SJ	General iShell Sales - Item: General iShell Sales - General b	626.28					
42200	iSHELL product sales	6/26/06	5280	SJ	General iShell Sales - Item: General iShell Sales - General b	1,695.00					
42200	iSHELL product sales	6/26/06	5281	SJ	General iShell Sales - Item: General iShell Sales - General b	1,580.84					
42200	iSHELL product sales				Current Period Change	8,206.94	-8,206.94				
		6/30/06			**Ending Balance**		**-19,694.78**	**(19,694.78)**			(20,507.14)
New Ledger Account - Cost of Goods Sold											
	Transfer to Cost of Goods Sold	12/4/06			TRIBAL MEDIA LLC - Payment for Revenue Received				1,055.71		
Moved from Consultants											
70000	Consultants	5/4/06	6275	CDJ	TRIBAL MEDIA LLC - Consultants	1,943.51			1,943.51		
70000	Consultants	5/8/06	6277	CDJ	TRIBAL MEDIA LLC - Consultants	1,345.21			1,345.21		
70000	Consultants	5/8/06	6278	CDJ	TRIBAL MEDIA LLC - Consultants	205.00			205.00		
70000	Consultants	5/19/06	6282	CDJ	TRIBAL MEDIA LLC - Consultants	2,199.24			2,199.24		
70000	Consultants	5/22/06		CDJ	TRIBAL MEDIA LLC - Operating Agreemen	795.00			795.00		
70000	Consultants	5/22/06		CDJ	TRIBAL MEDIA LLC - Operating Agreemen	1,000.00			1,000.00		
70000	Consultants	6/23/06	6291	CDJ	TRIBAL MEDIA LLC - Consultants	3,249.24			3,249.24		
70000	Consultants	6/27/06	6286	CDJ	TRIBAL MEDIA LLC - Consultants	4,895.95			4,895.85		
											16,688.76
43000	Sales - Kinoma Media Album	4/1/06			Beginning Balance		-1,862.37				
43000	Sales - Kinoma Media Album	5/1/06			Beginning Balance		-1,862.37				
43000	Sales - Kinoma Media Album	6/1/06			Beginning Balance		-1,862.37				
43000	Sales - Kinoma Media Album	6/27/06	5282	SJ	KINOMA MEDIA ALBUM SALES - Item: KMA - Kinoma	19.29					
43000	Sales - Kinoma Media Album				Current Period Change	19.29	-19.29				
		6/30/06			**Ending Balance**		**-1,881.66**	**(1,881.66)**			(1,881.66)
44000	Third Party Software sales	4/1/06			Beginning Balance		-499.75				
44000	Third Party Software sales	5/1/06			Beginning Balance		-499.75				

TRIBEWORKS DEVELOPMENT CORPORATION
General Ledger
For the Period From Apr 1, 2006 to Jun 30, 2006

44000	Third Party Software sales	6/1/06			Beginning Balance			-499.75				
		6/30/06			**Ending Balance**			-499.75		(499.75)		(499.75)
47500	Intercompany Sale/Purchase	4/1/06			Beginning Balance			-45,000.00				
47500	Intercompany Sale/Purchase	5/1/06			Beginning Balance			-45,000.00				
47500	Intercompany Sale/Purchase	6/1/06			Beginning Balance			-45,000.00				
		6/30/06			**Ending Balance**			-45,000.00		(45,000.00)		(45,000.00)
50100	Credit card discount	4/1/06			Beginning Balance			196.59				
50100	Credit card discount	5/1/06			Beginning Balance			196.59				
50100	Credit card discount	5/4/06		CDJ	PLUG & PAY TECHNOLOGIES - Item: DIS	12.77						
50100	Credit card discount				Current Period Change	12.77		12.77				
50100	Credit card discount	6/1/06			Beginning Balance			209.36				
50100	Credit card discount	6/5/06		CDJ	PLUG & PAY TECHNOLOGIES - Item: DIS	18.89						
50100	Credit card discount				Current Period Change	18.89		18.89				
		6/30/06			**Ending Balance**			228.25		228.25		228.25
52000	Promotional discounts	4/1/06			Beginning Balance							
52000	Promotional discounts	5/1/06			Beginning Balance							
52000	Promotional discounts	5/4/06	6270	CDJ	WEB SIGHT DESIGN - Promotional discoun	375.00						
52000	Promotional discounts				Current Period Change	375.00		375.00				
52000	Promotional discounts	6/1/06			Beginning Balance			375.00				
		6/30/06			**Ending Balance**			375.00		375.00		375.00
65000	Wages	4/1/06			Beginning Balance			43,597.44				
65000	Wages	5/1/06			Beginning Balance			43,597.44				
65000	Wages	6/1/06			Beginning Balance			43,597.44				
		6/30/06			**Ending Balance**			43,597.44		43,597.44		43,597.44
65100	Benefits	4/1/06			Beginning Balance			1,450.91				
65100	Benefits	5/1/06			Beginning Balance			1,450.91				
65100	Benefits	6/1/06			Beginning Balance			1,450.91				
		6/30/06			**Ending Balance**			1,450.91		1,450.91		1,450.91
65105	Payroll taxes	4/1/06			Beginning Balance			623.58				
	Payment should have gone to expense										401.54	
65105	Payroll taxes	5/1/06			Beginning Balance			623.58				
65105	Payroll taxes	6/1/06			Beginning Balance			623.58				
		6/30/06			**Ending Balance**			623.58		623.58		1,025.12
65110	Payroll taxes - ER FICA	4/1/06			Beginning Balance			2,748.84				
65110	Payroll taxes - ER FICA	5/1/06			Beginning Balance			2,748.84				
65110	Payroll taxes - ER FICA	6/1/06			Beginning Balance			2,748.84				
		6/30/06			**Ending Balance**			2,748.84		2,748.84		2,748.84
65200	Licenses and fees	4/1/06			Beginning Balance			170.00				
65200	Licenses and fees	5/1/06			Beginning Balance			170.00				
65200	Licenses and fees	6/1/06			Beginning Balance			170.00				
		6/30/06			**Ending Balance**			170.00		170.00		170.00
65400	Outside services	4/1/06			Beginning Balance			1,765.39				
65400	Outside services	5/1/06			Beginning Balance			1,765.39				
65400	Outside services	6/1/06			Beginning Balance			1,765.39				
		6/30/06			**Ending Balance**			1,765.39		1,765.39		1,765.39
65500	Office supplies	4/1/06			Beginning Balance			183.21				
65500	Office supplies	5/1/06			Beginning Balance			183.21				
65500	Office supplies	6/1/06			Beginning Balance			183.21				
		6/30/06			**Ending Balance**			183.21		183.21		183.21
65600	Postage and delivery	4/1/06			Beginning Balance			193.13				
65600	Postage and delivery	5/1/06			Beginning Balance			193.13				
65600	Postage and delivery	5/4/06	6274	CDJ	FEDERAL EXPRESS - Postage and delivery	40.58						
65600	Postage and delivery				Current Period Change	40.58		40.58				
65600	Postage and delivery	6/1/06			Beginning Balance			233.71				
		6/30/06			**Ending Balance**			233.71		233.71		233.71
65700	Rent	4/1/06			Beginning Balance			5,879.39				
65700	Rent	4/1/06	2006-4	PJ	HARRINGTON ENTERPRISES, LLP - REN	1,960.00			CORP-G&A			
65700	Rent	4/28/06	6268	CDJ	HARRINGTON ENTERPRISES, LLP - Rent	2,058.26						
65700	Rent	4/28/06	6268V	CDJ	HARRINGTON ENTERPRISES, LLP - Rent		2,058.26					

TRIBEWORKS DEVELOPMENT CORPORATION
General Ledger
For the Period From Apr 1, 2006 to Jun 30, 2006

65700	Rent				Current Period Change	4,018.26	2,058.26	1,960.00				
65700	Rent	5/1/06			Beginning Balance			7,830.39				
65700	Rent	5/1/06	2006-5	PJ	HARRINGTON ENTERPRISES, LLP - REN	1,960.00			CORP-G&A			
65700	Rent				Current Period Change	1,960.00		1,960.00				
65700	Rent	6/1/06			Beginning Balance			9,790.39				
65700	Rent	6/1/06	2006-6	PJ	HARRINGTON ENTERPRISES, LLP - REN	1,960.00			CORP-G&A			
65700	Rent				Current Period Change	1,960.00		1,960.00				
		6/30/06			Ending Balance			11,750.39		11,750.39		11,750.39
65800	Equipment purchases	4/1/06			Beginning Balance			5,731.45				
65800	Equipment purchases	5/1/06			Beginning Balance			5,731.45				
65800	Equipment purchases	6/1/06			Beginning Balance			5,731.45				
		6/30/06			Ending Balance			5,731.45		5,731.45		5,731.45
65900	Finance charges	4/1/06			Beginning Balance			873.21				
65900	Finance charges	5/1/06			Beginning Balance			873.21				
65900	Finance charges	6/1/06			Beginning Balance			873.21				
		6/30/06			Ending Balance			873.21		873.21		873.21
66000	Telecommunications	4/1/06			Beginning Balance			1,464.93				
66000	Telecommunications	5/1/06			Beginning Balance			1,464.93				
66000	Telecommunications	5/4/06	6271	CDJ	AT&T - Telecommunications	33.54						
66000	Telecommunications	5/4/06	6272	CDJ	S B C LONG DISTANCE - Telecommunicati	2.20						
66000	Telecommunications	5/4/06	6276	CDJ	COVAD COMMUNICATIONS - Telecomm	458.89						
66000	Telecommunications	5/19/06	6280	CDJ	S B C LONG DISTANCE - Telecommunicati	14.58						
66000	Telecommunications	5/19/06	6281	CDJ	COVAD COMMUNICATIONS - Telecomm	479.90						
66000	Telecommunications				Current Period Change	1,009.11		1,009.11				
66000	Telecommunications	6/1/06			Beginning Balance			2,474.04				
		6/30/06			Ending Balance			2,474.04		2,474.04		2,474.04
67500	Travel	4/1/06			Beginning Balance			338.41				
67500	Travel	5/1/06			Beginning Balance			338.41				
67500	Travel	6/1/06			Beginning Balance			338.41				
		6/30/06			Ending Balance			338.41		338.41		338.41
67600	Meals, entertainment	4/1/06			Beginning Balance			124.29				
67600	Meals, entertainment	5/1/06			Beginning Balance			124.29				
67600	Meals, entertainment	6/1/06			Beginning Balance			124.29				
		6/30/06			Ending Balance			124.29		124.29		124.29
68500	Accounting services	4/1/06			Beginning Balance			1,049.09				
68500	Accounting services	5/1/06			Beginning Balance			1,049.09				
68500	Accounting services	6/1/06			Beginning Balance			1,049.09				
		6/30/06			Ending Balance			1,049.09		1,049.09		1,049.09
68600	Bank charges	4/1/06			Beginning Balance			275.97				
68600	Bank charges	5/1/06			Beginning Balance			275.97				
68600	Bank charges	6/1/06			Beginning Balance			275.97				
		6/30/06			Ending Balance			275.97		275.97		275.97
69000	Insurance	4/1/06			Beginning Balance			1,779.62				
69000	Insurance	4/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	118.67			CORP-G&A			
69000	Insurance	4/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	177.92			CORP-G&A			
69000	Insurance				Current Period Change	296.59		296.59				
69000	Insurance	5/1/06			Beginning Balance			2,076.21				
69000	Insurance	5/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	118.67			CORP-G&A			
69000	Insurance	5/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	177.92			CORP-G&A			
69000	Insurance				Current Period Change	296.59		296.59				
69000	Insurance	6/1/06			Beginning Balance			2,372.80				
69000	Insurance	6/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	118.67			CORP-G&A			
69000	Insurance	6/1/06	JE 10	GENJ	RECORD MONTHLY EXPENSE FROM PR	177.92			CORP-G&A			
69000	Insurance				Current Period Change	296.59		296.59				
		6/30/06			Ending Balance			2,669.39		2,669.39		2,669.39
70000	Consultants	4/1/06			Beginning Balance			21,805.00				
	Payment to Duncan Kennedy	4/6/06									3,309.79	
	Payment re Pioneer Consulting	4/6/06									5,147.01	
70000	Consultants	5/1/06			Beginning Balance			21,805.00				

TRIBEWORKS DEVELOPMENT CORPORATION

General Ledger

For the Period From Apr 1, 2006 to Jun 30, 2006

70000	Consultants	5/3/06		CDJ	Erex Maron - Change Locks	84.00							
70000	Consultants	5/4/06	6275	CDJ	TRIBAL MEDIA LLC - Consultants	1,943.51						1,943.51	
70000	Consultants	5/8/06	6277	CDJ	TRIBAL MEDIA LLC - Consultants	1,345.21						1,345.21	
70000	Consultants	5/8/06	6278	CDJ	TRIBAL MEDIA LLC - Consultants	205.00						205.00	
70000	Consultants	5/19/06	6282	CDJ	TRIBAL MEDIA LLC - Consultants	2,199.24						2,199.24	
70000	Consultants	5/22/06		CDJ	TRIBAL MEDIA LLC - Operating Agreemen	795.00						795.00	
70000	Consultants	5/22/06		CDJ	TRIBAL MEDIA LLC - Operating Agreemen	1,000.00						1,000.00	
70000	Consultants				Current Period Change	7,571.96		7,571.96					
70000	Consultants	6/1/06			Beginning Balance			29,376.96					
70000	Consultants	6/5/06	6283	CDJ	ERIC BLANPIED - Consultants	4.00			ENTUS-APPLE-002				
70000	Consultants	6/5/06	6284	CDJ	T S E INTERNATIONAL - Consultants	3,750.00			ENTUS-APPLE-002				
70000	Consultants	6/5/06	6283V	CDJ	ERIC BLANPIED - Consultants		4.00		ENTUS-APPLE-002				
70000	Consultants	6/5/06	6285	CDJ	ERIC BLANPIED - Consultants	4,000.00			ENTUS-APPLE-002				
70000	Consultants	6/23/06	6291	CDJ	TRIBAL MEDIA LLC - Consultants	3,249.24						3,249.24	
70000	Consultants	6/27/06	6296	CDJ	TRIBAL MEDIA LLC - Consultants	4,895.85						4,895.85	
70000	Consultants				Current Period Change	15,899.09	4.00	15,895.09					
12000	Accounts receivable	6/29/06	5269	SJ	PALM, INC.				Need to accrue cost		26,750.00		
12000	Accounts receivable	6/29/06	5270	SJ	PALM, INC.				Need to accrue cost		6,800.00		
		6/30/06			Ending Balance			45,272.05		45,272.05			70,845.80
71500	Utilities	4/1/06			Beginning Balance			366.78					
71500	Utilities	5/1/06			Beginning Balance			366.78					
71500	Utilities	5/4/06	6273	CDJ	GOLDEN GATE DISPOSAL - Utilities	83.12							
71500	Utilities				Current Period Change	83.12		83.12					
71500	Utilities	6/1/06			Beginning Balance			449.90					
		6/30/06			Ending Balance			449.90		449.90			449.90
75000	Interest expense	4/1/06			Beginning Balance			74.08					
75000	Interest expense	5/1/06			Beginning Balance			74.08					
75000	Interest expense	6/1/06			Beginning Balance			74.08					
		6/30/06			Ending Balance			74.08		74.08			74.08
										(0.00) dif	86,709.46 -	86,709.46	(0.00)

TRIBEWORKS DEVELOPMENT CORPORATION
Aged Receivables
As of Jun 30, 2006

Customer ID	Customer	Contact	Telephone 1	Invoice/CM #	0-30	31-60	61-90	Over 90 days	Amount Due
1827	ALAN VANBERVLIET			EH 5998				695.00	695.00
1827	ALAN VANBERVLIET							695.00	695.00
67655	Jennifer Trager			MV5080				595.00	595.00
67655	Jennifer Trager							595.00	595.00
ACCESS	ACCESS CO.,LTD	Makiko	-81-3-5259-3585	5264				2,500.00	2,500.00
ACCESS	ACCESS CO.,LTD	Makiko	-81-3-5259-3585	5263				20,000.00	20,000.00
ACCESS	ACCESS CO.,LTD							22,500.00	22,500.00
APPLE COMPUTER	APPLE COMPUTER, INC.	DONNA LARSON	916-399-7643	5267				12,000.00	12,000.00
APPLE COMPUTER	APPLE COMPUTER, INC.	DONNA LARSON	916-399-7643	5268	12,000.00				12,000.00
APPLE COMPUTER	APPLE COMPUTER, INC.				12,000.00			12,000.00	24,000.00
GROUP SENSE LTD	GROUP SENSE LIMITED			5166				1,539.70	1,539.70
GROUP SENSE LTD	GROUP SENSE LIMITED			5175				1,539.70	1,539.70
GROUP SENSE LTD	GROUP SENSE LIMITED							3,079.40	3,079.40
PALM, INC.	PALM, INC.			5269	26,750.00				26,750.00
PALM, INC.	PALM, INC.			5270	6,000.00				6,000.00
PALM, INC.	PALM, INC.				32,750.00				32,750.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5201				10,000.00	10,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5220				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5230				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5257				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5258				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5265				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.			5266				15,000.00	15,000.00
TRIBEWORKS INC.	TRIBEWORKS, INC.							100,000.00	100,000.00
Report Total					44,750.00			138,869.40	183,619.40

TRIBEWORKS DEVELOPMENT CORPORATION
Check Register
For the Period From Apr 1, 2006 to Jun 30, 2006

Check #	Date	Payee	Cash Account	Amount
6263	4/5/06	U. S. BANK	11000	248.00
6264	4/5/06	DEBORAH MULCAHY	11000	513.00
6265	4/5/06	ROBERT DAVIDORF	11000	1,000.00
6266	4/12/06	T-MOBILE	11000	500.00
6267	4/12/06	TRIBAL MEDIA LLC	11000	1,055.71
	4/20/06	PAYROLL RESOURCE GROUI	11000	401.54
	4/26/06	SVB	11000	
6268	4/28/06	HARRINGTON ENTERPRISES,	11000	2,058.26
6268V	4/28/06	HARRINGTON ENTERPRISES,	11000	-2,058.26
6269	5/1/06	HARRINGTON ENTERPRISES,	11000	2,058.26
	5/3/06	Erez Maron	10100	84.00
6270	5/4/06	WEB SIGHT DESIGN	11000	375.00
6271	5/4/06	SBC	11000	53.54
6272	5/4/06	S B C LONG DISTANCE	11000	2.20
6273	5/4/06	GOLDEN GATE DISPOSAL	11000	83.12
6274	5/4/06	FEDERAL EXPRESS	11000	40.58
6275	5/4/06	TRIBAL MEDIA LLC	11000	1,943.51
6276	5/4/06	COVAD COMMUNICATIONS	11000	458.89
	5/4/06	PLUG & PAY TECHNOLOGIES	11000	12.77
6277	5/8/06	TRIBAL MEDIA LLC	11000	1,345.21
6278	5/8/06	TRIBAL MEDIA LLC	11000	205.00
6280	5/19/06	S B C LONG DISTANCE	11000	14.58
6281	5/19/06	COVAD COMMUNICATIONS	11000	479.90
6282	5/19/06	TRIBAL MEDIA LLC	11000	2,199.24
	5/22/06	TRIBAL MEDIA LLC	10100	795.00
	5/22/06	TRIBAL MEDIA LLC	10100	1,000.00
	5/26/06	SVB	11000	111.08
6283	6/5/06	ERIC BLANPIED	11000	4.00
6284	6/5/06	T S E INTERNATIONAL	11000	3,750.00
6283V	6/5/06	ERIC BLANPIED	11000	-4.00
6285	6/5/06	ERIC BLANPIED	11000	4,000.00
	6/5/06	PLUG & PAY TECHNOLOGIES	11000	18.89
6291	6/23/06	TRIBAL MEDIA LLC	11000	3,249.24
	6/26/06	SVB	11000	86.03
6286	6/27/06	TRIBAL MEDIA LLC	11000	4,895.85
Total				30,980.14

TRIBEWORKS DEVELOPMENT CORPORATION

Invoice Register

For the Period From Apr 1, 2006 to Jun 30, 2006

Invoice/CM #	Date	Customer ID	Name	Amount
381043	4/21/06	PIONEER	PIONEER CORPORATION	2,520.00
395781	6/21/06	PIONEER	PIONEER CORPORATION	2,589.00
5268	6/6/06	APPLE COMPUTER	APPLE COMPUTER, INC.	12,000.00
5269	6/29/06	PALM, INC.	PALM, INC.	26,750.00
5270	6/29/06	PALM, INC.	PALM, INC.	6,000.00
5271	5/1/06	General iShell Sales	General iShell Sales	795.00
5272	5/1/06	General iShell Sales	General iShell Sales	1,143.48
5273	5/10/06	General iShell Sales	General iShell Sales	1,015.19
5274	5/22/06	General iShell Sales	General iShell Sales	2,196.42
5275	6/8/06	General iShell Sales	General iShell Sales	1,390.00
5276	5/11/06	General iShell Sales	General iShell Sales	337.75
5277	6/8/06	General iShell Sales	General iShell Sales	2,062.23
5278	6/12/06	General iShell Sales	General iShell Sales	852.59
5279	6/13/06	General iShell Sales	General iShell Sales	626.28
5280	6/26/06	General iShell Sales	General iShell Sales	1,695.00
5281	6/26/06	General iShell Sales	General iShell Sales	1,580.84
5282	6/27/06	KMA	KINOMA MEDIA ALBUM SALES	19.29
Total				**63,573.07**

Triheworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due
3CUBE	3CUBE, INC.			41132				125.69	125.69	10/25/00	11/24/00
3CUBE	3CUBE, INC.							125.69	125.69		
ARTFUL	Artful Interactive Software	Catherine Lefeuvre		JULY ROYALTIES				344.60	344.60	7/31/00	8/30/00
ARTFUL	Artful Interactive Software	Catherine Lefeuvre		AUGUST ROYALTIES				110.10	110.10	8/31/00	9/30/00
ARTFUL	Artful Interactive Software							454.70	454.70		
BLAKELY SOKOLOFF	BLAKELY SOKOLOFF TAYLOR			242756				62.00	62.00	7/31/03	8/30/03
BLAKELY SOKOLOFF	BLAKELY SOKOLOFF TAYLOR			255921				775.00	775.00	12/31/03	1/30/04
BLAKELY SOKOLOFF	BLAKELY SOKOLOFF TAYLOR			258987				97.50	97.50	3/8/04	4/7/04
BLAKELY SOKOLOFF	BLAKELY SOKOLOFF TAYLOR							934.50	934.50		
BOWNE	Bowne of Los Angeles, Inc.			I00090570-0				2,560.00	2,560.00	10/2/00	11/1/00
BOWNE	Bowne of Los Angeles, Inc.							2,560.00	2,560.00		
C T CORP	C T CORPORATION SYSTEM			2001786683-00				275.00	275.00	11/1/01	11/1/01
C T CORP	C T CORPORATION SYSTEM							275.00	275.00		
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 11/18/02				178.61	178.61	11/18/02	12/18/02
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 12/17/02				104.61	104.61	12/17/02	1/16/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 1/17/03				69.02	69.02	1/17/03	2/16/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 2/18/03				142.01	142.01	2/28/03	3/30/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 3/19/03				86.65	86.65	3/19/03	4/18/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 4/17/03				82.36	82.36	4/17/03	5/17/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 5/16/03				81.67	81.67	5/16/03	6/15/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 6/17/03				122.70	122.70	6/17/03	7/17/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 7/17/03				76.95	76.95	7/17/03	8/16/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 8/17/03				26.99	26.99	8/17/03	9/16/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 9/17/03				83.12	83.12	9/17/03	10/17/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 10/17/03				47.46	47.46	10/17/03	11/16/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 11/18/03				85.19	85.19	11/18/03	12/18/03
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 12/17/03				308.76	308.76	12/17/03	1/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 01/19/04				127.54	127.54	1/19/04	2/18/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		2/17/04				47.70	47.70	2/17/04	3/18/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 3/17/04				82.70	82.70	3/17/04	4/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 4/16/04				48.06	48.06	4/16/04	5/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 5/18/04				424.02	424.02	5/18/04	6/17/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 6/16/04				48.96	48.96	6/16/04	7/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 7/19/04				90.60	90.60	7/19/04	8/18/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 8/17				275.98	275.98	8/17/04	9/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 9/17				152.06	152.06	9/17/04	10/17/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 10/18/04				57.65	57.65	10/18/04	11/17/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 11/16/04				54.11	54.11	11/16/04	12/16/04
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 12/16/04				55.66	55.66	12/16/04	1/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 1/16/05				58.26	58.26	1/16/05	2/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 2/16/05				58.67	58.67	2/16/05	3/18/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 3/16/05				52.71	52.71	3/16/05	4/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 4/16/05				58.58	58.58	4/16/05	5/16/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 5/16/05				1,172.25	1,172.25	5/16/05	6/15/05

Triberworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone I	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 6/16/05				71.82	71.82	6/16/05	7/16/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 7/16/05				70.12	70.12	7/16/05	8/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 8/16/05				91.35	91.35	8/16/05	9/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 9/16/05				73.64	73.64	9/16/05	10/16/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 10/16/05				71.16	71.16	10/16/05	11/15/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 11/16/05				74.07	74.07	11/16/05	12/16/05
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 12/16/05				72.43	72.43	12/16/05	1/15/06
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 1/16/06			73.81		73.81	1/16/06	2/15/06
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 2/16/06		74.08			74.08	2/16/06	3/18/06
CHASE/BANK ONE	CARDMEMBER SERVICE	FORMERLY FIRST USA		STMT 3/16/06	66.61				66.61	3/16/06	4/15/06
CHASE/BANK ONE	CARDMEMBER SERVICE				66.61	74.08	73.81	4,886.20	5,100.70		
CITIBANK	CITIBANK USA			STMT 1/20/03				185.29	185.29	1/20/03	2/19/03
CITIBANK	CITIBANK USA			STMT 2/19/03				289.31	289.31	2/19/03	3/21/03
CITIBANK	CITIBANK USA			STMT 3/20/03				286.88	286.88	3/20/03	4/19/03
CITIBANK	CITIBANK USA			STMT 4/18/03				406.60	406.60	4/18/03	5/18/03
CITIBANK	CITIBANK USA			STMT 5/19/03				229.62	229.62	5/19/03	6/18/03
CITIBANK	CITIBANK USA			STMT 6/18/03				253.38	253.38	6/18/03	7/18/03
CITIBANK	CITIBANK USA			STMT 7/18/03				214.10	214.10	7/18/03	8/17/03
CITIBANK	CITIBANK USA			STMT 8/19/03				194.48	194.48	8/19/03	9/18/03
CITIBANK	CITIBANK USA			STMT 9/18/03				200.24	200.24	9/18/03	10/18/03
CITIBANK	CITIBANK USA			STMT 10/20/03				336.27	336.27	10/20/03	11/19/03
CITIBANK	CITIBANK USA			11/19/2003				293.76	293.76	11/19/03	12/19/03
CITIBANK	CITIBANK USA			STMT 12/18/03				179.87	179.87	12/18/03	1/17/04
CITIBANK	CITIBANK USA			STMT 1/20/04				686.01	686.01	1/20/04	2/19/04
CITIBANK	CITIBANK USA			STMT 2/18/04				240.84	240.84	2/18/04	3/19/04
CITIBANK	CITIBANK USA			STMT 3/18/04				390.29	390.29	3/18/04	4/17/04
CITIBANK	CITIBANK USA			STMT 4/19/04				163.94	163.94	4/19/04	5/19/04
CITIBANK	CITIBANK USA			STMT 5/19/04				319.11	319.11	5/19/04	6/18/04
CITIBANK	CITIBANK USA			STMT 6/17/04				648.49	648.49	6/17/04	7/17/04
CITIBANK	CITIBANK USA			STMT 7/20/04				270.06	270.06	7/20/04	8/19/04
CITIBANK	CITIBANK USA			STMT 8/18/04				355.23	355.23	8/18/04	9/17/04
CITIBANK	CITIBANK USA			STMT 9/20/04				276.61	276.61	9/20/04	10/20/04
CITIBANK	CITIBANK USA			STMT 10/19/04				2,730.32	2,730.32	10/19/04	11/18/04
CITIBANK	CITIBANK USA			STMT 11/17/04				285.59	285.59	11/17/04	12/17/04
CITIBANK	CITIBANK USA			STMT 12/20/04				205.25	205.25	1/1/05	1/31/05
CITIBANK	CITIBANK USA			STMT 1/19/05				270.63	270.63	1/19/05	2/18/05
CITIBANK	CITIBANK USA			STMT 2/17/05				247.99	247.99	2/17/05	3/19/05
CITIBANK	CITIBANK USA			STMT 3/21/05				296.37	296.37	3/21/05	4/20/05
CITIBANK	CITIBANK USA			STMT 4/19/05				285.02	285.02	4/19/05	5/19/05
CITIBANK	CITIBANK USA			STMT 5/18/05				316.25	316.25	5/18/05	6/17/05
CITIBANK	CITIBANK USA			STMT 6/20/05				198.15	198.15	6/20/05	7/20/05
CITIBANK	CITIBANK USA			STMT 7/20/05				304.76	304.76	7/20/05	8/19/05
CITIBANK	CITIBANK USA			STMT 8/19/05				215.78	215.78	8/19/05	9/18/05
CITIBANK	CITIBANK USA			STMT 9/20/05				268.53	268.53	9/20/05	10/20/05
CITIBANK	CITIBANK USA			STMT 10/19/05				217.06	217.06	10/19/05	11/18/05
CITIBANK	CITIBANK USA			STMT 11/17/05				165.87	165.87	11/17/05	12/17/05
CITIBANK	CITIBANK USA			STMT 12/20/05				281.71	281.71	12/20/05	1/19/06
CITIBANK	CITIBANK USA			STMT 1/19/06			279.07		279.07	1/19/06	2/18/06
CITIBANK	CITIBANK USA			STMT 2/17/06		211.99			211.99	2/17/06	3/19/06
CITIBANK	CITIBANK USA			STMT 3/21/06	203.14				203.14	3/21/06	4/20/06
CITIBANK	CITIBANK USA				203.14	211.99	279.07	12,709.66	13,403.86		

Tribeworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due	Payments made in Q2	
COVAD	COVAD COMMUNICATIONS			43116182	546.89				546.89	3/17/06	4/16/06		
COVAD	COVAD COMMUNICATIONS				546.89				546.89				
CREATIVE DATA	CREATIVE DATA PRODUCTS			60982				780.00	780.00	12/28/00	1/27/01		
CREATIVE DATA	CREATIVE DATA PRODUCTS							780.00	780.00				
DAVIDORF	ROBERT DAVIDORF			JANUARY 2006 EXPENSE		4,698.30			4,698.30	1/31/06	3/2/06	544.30	5/4/2006
DAVIDORF	ROBERT DAVIDORF			FEB 2006 EXPENSES		455.70			455.70	2/28/06	3/30/06	455.70	5/4/2006
DAVIDORF	ROBERT DAVIDORF					5,154.00			5,154.00				
DEPOSITORY	DEPOSITORY TRUST COMPAN			IPXY89601TA0700				60.00	60.00	9/21/00	10/21/00		
DEPOSITORY	DEPOSITORY TRUST COMPAN			IPXY89601TA0800				60.00	60.00	10/18/00	11/17/00		
DEPOSITORY	DEPOSITORY TRUST COMPAN			106515				75.00	75.00	12/4/00	1/3/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			112568				60.00	60.00	1/24/01	2/23/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			115581				75.00	75.00	2/23/01	3/25/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			119133				60.00	60.00	3/23/01	4/22/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			122124				60.00	60.00	4/16/01	5/16/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			136584				60.00	60.00	7/31/01	8/30/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			139730				375.00	375.00	8/1/01	8/31/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN			139729				15.00	15.00	8/1/01	8/31/01		
DEPOSITORY	DEPOSITORY TRUST COMPAN							900.00	900.00				
DREAM CATCHER	DREAM CATCHER INTERACTI'			C4188				350.00	350.00	10/1/00	10/31/00		
DREAM CATCHER	DREAM CATCHER INTERACTI'							350.00	350.00				
GEORGE BROWN COLLEGE	GEORGE BROWN COLLEGE			AR10081				213.22	213.22	10/31/01	11/30/01		
GEORGE BROWN COLLEGE	GEORGE BROWN COLLEGE							213.22	213.22				
HARRINGTON	HARRINGTON ENTERPRISES, I	Ken Harrington		2006-4	-1,960.00				-1,960.00	4/1/06	4/1/06		
HARRINGTON	HARRINGTON ENTERPRISES, I				-1,960.00				-1,960.00				
HUNTER	TIM HUNTER			TUTORIALS				300.00	300.00	6/23/04	7/23/04		
HUNTER	TIM HUNTER							300.00	300.00				
I3M	I 3 M			JULY ROYALTIES				50.00	50.00	7/31/00	8/30/00		
I3M	I 3 M			AUGUST ROYALTIES				200.00	200.00	8/31/00	9/30/00		
I3M	I 3 M			SEPT ROYALTIES				134.10	134.10	9/30/00	10/30/00		
I3M	I 3 M							384.10	384.10				
ICE	ICE SYSTEMS, INC.			413458601				57.45	57.45	8/1/04	8/31/04		
ICE	ICE SYSTEMS, INC.							57.45	57.45				
IN:SITE	IN:SITE DESIGN BUILD ASSOC			1151				5,793.06	5,793.06	5/31/00	6/30/00		

Tribeworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due
IN-SITE	IN-SITE DESIGN BUILD ASSOC			1180				1,453.89	1,453.89	6/15/00	7/15/00
IN-SITE	IN-SITE DESIGN BUILD ASSOC			1211				2,246.86	2,246.86	7/31/00	8/30/00
IN-SITE	IN-SITE DESIGN BUILD ASSOC			1223				2,715.00	2,715.00	7/31/00	8/30/00
IN-SITE	IN-SITE DESIGN BUILD ASSOC							12,208.81	12,208.81		
KINOMA	KINOMA			OCTOBER SERVICES				7,500.00	7,500.00	10/31/03	11/30/03
KINOMA	KINOMA			MAY iSHELL ROYALTIES				160.00	160.00	5/31/04	6/30/04
KINOMA	KINOMA			KMA MAY ROYALTIES				348.62	348.62	5/31/04	6/30/04
KINOMA	KINOMA			JUNE iSHELL				55.00	55.00	6/30/04	7/30/04
KINOMA	KINOMA			JUNE ROYALTIES 2004				262.02	262.02	6/30/04	7/30/04
KINOMA	KINOMA			JULY 2004 ROYALTY				406.78	406.78	7/31/04	8/30/04
KINOMA	KINOMA			JULY 2004 iSHELL				220.00	220.00	7/31/04	8/30/04
KINOMA	KINOMA			AUG 04 iSHELL				160.00	160.00	8/31/04	9/30/04
KINOMA	KINOMA			JULY AUGUST ROYALTY				256.10	256.10	9/1/04	10/1/04
KINOMA	KINOMA			SEPT 2004 ROYALTIES				152.17	152.17	9/30/04	10/30/04
KINOMA	KINOMA			4TH QTR 2004 ROYALTY				400.00	400.00	12/31/04	1/30/05
KINOMA	KINOMA			Q4 2004 KMA ROYALTY				214.20	214.20	12/31/04	1/30/05
KINOMA	KINOMA			iSHELL ROYALTY				500.00	500.00	3/31/05	4/30/05
KINOMA	KINOMA			1ST QTR 2005				417.51	417.51	3/31/05	4/30/05
KINOMA	KINOMA			GSL LICENSE Q2 2005				923.82	923.82	4/30/05	5/30/05
KINOMA	KINOMA			1ST QTR ADJ				28.10	28.10	5/20/05	6/19/05
KINOMA	KINOMA			2ND QTR 2005				260.84	260.84	6/1/05	7/1/05
KINOMA	KINOMA			2ND QTR 2005 iSHELLM				160.00	160.00	6/30/05	7/30/05
KINOMA	KINOMA			KMA ROYALTIES Q2				260.84	260.84	6/30/05	7/30/05
KINOMA	KINOMA			GSL Q3 2005				923.82	923.82	7/31/05	8/30/05
KINOMA	KINOMA			FOR TRACKING				5,000.00	5,000.00	9/30/05	10/30/05
KINOMA	KINOMA			KMA ROYALTIES Q3				106.82	106.82	9/30/05	10/30/05
KINOMA	KINOMA							18,716.64	18,716.64		
LEVINE	ROBERT N. LEVINE CPA		415-381-1820	120100				1,052.00	1,052.00	12/7/00	12/17/00
LEVINE	ROBERT N. LEVINE CPA							1,052.00	1,052.00		
MACDIRECTORY	ACTC - MacDIRECTORY			40065				1,000.00	1,000.00	2/1/05	3/3/05
MACDIRECTORY	ACTC - MacDIRECTORY			40066				2,000.00	2,000.00	5/1/05	5/31/05
MACDIRECTORY	ACTC - MacDIRECTORY							3,000.00	3,000.00		
MEDIA ATELIER	STEFAN FUERST	CREDIT SUISSE		JANUARY 01				300.00	300.00	1/31/01	2/15/01
MEDIA ATELIER	STEFAN FUERST	CREDIT SUISSE		FEBRUARY				2,920.00	2,920.00	2/28/01	3/15/01
MEDIA ATELIER	STEFAN FUERST	CREDIT SUISSE		STOCKHOLM TRAINING				1,500.00	1,500.00	4/20/01	5/5/01
MEDIA ATELIER	STEFAN FUERST							4,720.00	4,720.00		
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			51241				413.06	413.06	10/9/01	11/8/01
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			53145				715.00	715.00	11/12/01	12/12/01
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			59427				715.00	715.00	1/11/02	2/10/02
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			61215				415.00	415.00	2/8/02	3/10/02
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			63632				415.00	415.00	2/22/02	3/24/02
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			CM12337				-900.00	-900.00	2/28/02	3/30/02
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			63997				415.00	415.00	2/28/02	3/30/02
MFN	METROMEDIA FIBER NETWOR FORMERLY ABOVENET			64472				415.00	415.00	3/18/02	4/17/02

Tribeworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		66761				415.00	415.00	4/17/02	5/17/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		068237				415.00	415.00	5/16/02	6/15/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		69105				415.00	415.00	6/14/02	7/14/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		69868				415.00	415.00	7/17/02	8/16/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		70520				415.00	415.00	8/14/02	9/13/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		71161				415.00	415.00	9/17/02	10/17/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		71762				415.00	415.00	10/15/02	11/14/02		
MFN	METROMEDIA FIBER NETWOR	FORMERLY ABOVENET		72326				88.50	88.50	11/18/02	12/18/02		
MFN	METROMEDIA FIBER NETWOR							5,596.56	5,596.56				
MODERN MEDIA	MODERN MEDIA TECHNOLOG			FEBRUARY PATY				227.00	227.00	2/1/02	3/3/02		
MODERN MEDIA	MODERN MEDIA TECHNOLOG							227.00	227.00				
MULCAHY	DEBORAH MULCAHY			3085	513.00				513.00	3/31/06	4/15/06	513.00	5/4/2006
MULCAHY	DEBORAH MULCAHY				513.00				513.00				
NOBS	NOBS COURIERS, INC.			6306				76.50	76.50	10/13/00	10/28/00		
NOBS	NOBS COURIERS, INC.			6505				42.00	42.00	10/31/00	11/15/00		
NOBS	NOBS COURIERS, INC.			6697				16.00	16.00	11/15/00	11/30/00		
NOBS	NOBS COURIERS, INC.			6888				7.00	7.00	11/30/00	12/15/00		
NOBS	NOBS COURIERS, INC.			7082				54.50	54.50	12/15/00	12/30/00		
NOBS	NOBS COURIERS, INC.			8027				15.00	15.00	2/28/01	3/15/01		
NOBS	NOBS COURIERS, INC.			8223				33.00	33.00	3/15/01	3/30/01		
NOBS	NOBS COURIERS, INC.							244.00	244.00				
ORI	OFFICE RENTAL INC.			79066				207.84	207.84	2/5/01	3/7/01		
ORI	OFFICE RENTAL INC.							207.84	207.84				
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	646314				2,101.19	2,101.19	9/15/00	10/15/00		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	654412				4,311.97	4,311.97	10/27/00	11/26/00		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	11883				2,888.15	2,888.15	10/31/00	11/30/00		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	674471				1,324.95	1,324.95	11/30/00	12/30/00		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	681971				6,736.80	6,736.80	1/22/01	2/21/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	689388				13,475.90	13,475.90	2/22/01	3/24/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	699042				6,881.22	6,881.22	3/20/01	4/19/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	708146				8,196.19	8,196.19	4/12/01	5/12/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	716500				2,204.27	2,204.27	5/23/01	6/22/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	741112				660.32	660.32	8/13/01	9/12/01		
ORRICK	ORRICK, HERRINGTON & SUT(		415-773-5450	751015				114.98	114.98	9/26/01	10/26/01		
ORRICK	ORRICK, HERRINGTON & SUT(							48,895.94	48,895.94				
PITNEY	PITNEY BOWES INC.			418813				-10.78	-10.78	12/17/05	1/16/06		
PITNEY	PITNEY BOWES INC.							-10.78	-10.78				
RESONANCE	RESONANCE SOFTWARE SPRL	ALAIN SOQUET		JULY 2004 KMA				716.98	716.98	7/31/04	8/30/04		
RESONANCE	RESONANCE SOFTWARE SPRL	ALAIN SOQUET		JULY AUGUST ROYALTY				409.34	409.34	9/1/04	10/1/04		
RESONANCE	RESONANCE SOFTWARE SPRL	ALAIN SOQUET		200400013 Sept				590.57	590.57	9/30/04	10/30/04		

Tribeworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due	Payments made in Q2
RESONANCE	RESONANCE SOFTWARE SPRL	ALAIN SOQUET		2004#0013				728.84	728.84	12/31/04	1/30/05	
RESONANCE	RESONANCE SOFTWARE SPRL							2,445.73	2,445.73			
REXTON	REXTON ELECTRICAL CONTR.			8680	835.93				835.93	3/3/06	4/2/06	
REXTON	REXTON ELECTRICAL CONTR.				835.93				835.93			
SBC9911	SBC			3/13/06	32.92				32.92	3/13/06	4/12/06	
SBC9911	SBC				32.92				32.92			
SECRETARY OF STATE	SECRETARY OF STATE			TW DEVELOPMENT				25.00	25.00	2/16/05	3/18/05	
SECRETARY OF STATE	SECRETARY OF STATE							25.00	25.00			
ST PAUL	SAINT PAUL TRAVELERS			INSTALL-4				554.25	554.25	5/1/05	5/1/05	
ST PAUL	SAINT PAUL TRAVELERS							554.25	554.25			
T-MOBILE	T-MOBILE			CANCEL ACC	500.00				500.00	3/31/06	4/30/06	500,00 12/4/2006
T-MOBILE	T-MOBILE				500.00				500.00			
TANAKA	Taro Tanaka			2/26/01				4,500.00	4,500.00	2/26/01	3/28/01	
TANAKA	Taro Tanaka							4,500.00	4,500.00			
TAUBER	TAUBER & BALSER			40668				13,865.40	13,865.40	5/9/05	5/9/05	
TAUBER	TAUBER & BALSER			40668A				-158.00	-158.00	6/1/05	6/1/05	
TAUBER	TAUBER & BALSER							13,707.40	13,707.40			
TONER	TONER CARTRIDGE & SERVIC			10644				232.74	232.74	2/12/01	3/4/01	
TONER	TONER CARTRIDGE & SERVIC							232.74	232.74			
U.S. BANK VISA	U. S. BANK			STMT 6/7/04				61.10	61.10	6/16/04	7/16/04	
U.S. BANK VISA	U. S. BANK			STMT 7/07/04				56.37	56.37	7/7/04	8/6/04	
U.S. BANK VISA	U. S. BANK			STMT 8/9/04				62.34	62.34	8/9/04	9/3/04	
U.S. BANK VISA	U. S. BANK			STMT 9/8/04				57.36	57.36	9/8/04	10/8/04	
U.S. BANK VISA	U. S. BANK			STMT 10/6/04				54.26	54.26	10/6/04	11/5/04	
U.S. BANK VISA	U. S. BANK			STMT 11/5/04				57.48	57.48	11/30/04	12/30/04	
U.S. BANK VISA	U. S. BANK			STMT 12/07/04				71.80	71.80	12/7/04	1/6/05	
U.S. BANK VISA	U. S. BANK			STMT 1/7/05				60.49	60.49	1/7/05	2/6/05	
U.S. BANK VISA	U. S. BANK			STMT 2/04/05				89.75	89.75	2/4/05	3/6/05	
U.S. BANK VISA	U. S. BANK			STMT 3/7/05				66.30	66.30	3/7/05	4/6/05	
U.S. BANK VISA	U. S. BANK			STMT 4/6/05				2,772.60	2,772.60	4/6/05	5/6/05	
U.S. BANK VISA	U. S. BANK			STMT 5/6/05				1,993.84	1,993.84	5/6/05	6/5/05	
U.S. BANK VISA	U. S. BANK			STMT 6/8/05				86.30	86.30	6/8/05	7/8/05	
U.S. BANK VISA	U. S. BANK			STMT 7/8/05				78.22	78.22	7/8/05	8/7/05	
U.S. BANK VISA	U. S. BANK			STMT 8/5/05				71.69	71.69	8/5/05	9/4/05	
U.S. BANK VISA	U. S. BANK			STMT 9/7/05				84.96	84.96	9/7/05	10/7/05	
U.S. BANK VISA	U. S. BANK			STMT 10/5/05				73.16	73.16	10/5/05	11/4/05	

Triberworks Development Corporation
Accounting Records for Q1 2006
Accounts Payable

Payments made in Q2

Vendor ID	Vendor	Contact	Telephone 1	Invoice/CM #	0 - 30	31 - 60	61 - 90	Over 90 days	Amount Due	Date	Date Due
U.S. BANK VISA	U. S. BANK			STMT 11/5/05				76.07	76.07	11/5/05	12/5/05
U.S. BANK VISA	U. S. BANK			STMT 12/5/05				82.57	82.57	12/5/05	1/4/06
U.S. BANK VISA	U. S. BANK			STMT 1/5/06			80.56		80.56	12/31/05	1/30/06
U.S. BANK VISA	U. S. BANK			STMT 2/5/06		76.04			76.04	1/31/06	3/2/06
U.S. BANK VISA	U. S. BANK			STMT 3/7/06		123.13			123.13	2/28/06	3/30/06
U.S. BANK VISA	U. S. BANK					199.17	80.56	5,956.66	6,236.39		
ZOOMIFY	ZOOMIFY			AUGUST ROYALTIES				168.00	168.00	8/31/02	9/30/02
ZOOMIFY	ZOOMIFY							168.00	168.00		
Report Total					738.49	5,639.24	433.44	147,378.31	154,189.48		